                         ALTERNATIVE LOAN TRUST 2005-84

                                FINAL TERM SHEET

                               [COUNTRYWIDE LOGO]

                           $941,530,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED DECEMBER 21, 2005

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-84

            DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JANUARY 25, 2006


The following classes of certificates are being offered pursuant to this free writing prospectus:

                  INITIAL CLASS
               CERTIFICATE BALANCE  PASS-THROUGH RATE
               -------------------  -----------------
Class 1-A-1       $  41,567,000         Variable
Class 1-A-2       $   4,619,000         Variable
Class 2-A-1       $ 403,111,000         Variable
Class 2-A-2       $  15,677,000         Variable
Class 3-A-1       $ 112,188,000         Variable
Class 3-A-2       $  18,117,000         Variable
Class 4-A-1       $ 270,249,000         Variable
Class 4-A-2       $  30,028,000         Variable
Class A-R         $         100         Variable
Class M           $  24,424,000         Variable
Class B-1         $  12,930,000         Variable
Class B-2         $   8,620,000         Variable

                                    SUMMARY

OFFERED CERTIFICATES

Alternative Loan Trust 2005-84 will issue nineteen classes of certificates, twelve of which are being offered by this free writing prospectus and the accompanying prospectus. The assets of the trust fund that will support both the offered certificates and other classes of certificates will consist, on the closing date, of a pool of mortgage loans with an aggregate stated principal balance of approximately $957,813,651 as of December 1, 2005, and certain other property and assets described in this free writing prospectus. The mortgage loans will consist of 30-year conventional, hybrid adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. All of the mortgage loans have original principal balances that conform to the guidelines of Fannie Mae and Freddie Mac.

The mortgage pool consists of four loan groups. Loan group 1 will consist of mortgage loans expected to have an aggregate stated principal balance of approximately $49,396,405 as of the cut-off date and have fixed mortgage rates for approximately 36 months after the date of origination of each mortgage loan before the mortgage rates become subject to adjustment based on a specified index. Loan group 2 will consist of mortgage loans expected to have an aggregate stated principal balance of approximately $447,901,765 as of the cut-off date and have fixed mortgage rates for approximately 60 months after the date of origination of each mortgage loan before the mortgage rates become subject to adjustment based on a specified index. Loan group 3 will consist of mortgage loans expected to have an aggregate stated principal balance of approximately $139,363,428 as of the cut-off date and have fixed mortgage rates for approximately 84 months after the date of origination of each mortgage loan before the mortgage rates become subject to adjustment based on a specified index. Loan group 4 will consist of mortgage loans expected to have an aggregate stated principal balance of approximately $321,152,054 as of the cut-off date and have fixed mortgage rates for approximately 120 months after the date of origination of each mortgage loan before the mortgage rates become subject to adjustment based on a specified index.

The following chart lists certain characteristics of the classes of the offered certificates. The classes of certificates listed below will not be offered unless they receive the respective ratings at least as high as those set forth below from Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

("S&P") and from Moody's Investors Service, Inc. ("MOODY'S"):

                 S&P     MOODY'S
   CLASS       RATING    RATING          TYPE
-----------    ------    -------   -----------------
Class 1-A-1      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Super Senior

Class 1-A-2      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Support

Class 2-A-1      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Super Senior

Class 2-A-2      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Support

Class 3-A-1      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Super Senior

Class 3-A-2      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Support

Class 4-A-1      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Super Senior

Class 4-A-2      AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Support

Class A-R        AAA       Aaa     Senior/Variable
                                   Pass-Through
                                   Rate/Residual

Class M          AA        Aa2     Subordinate/
                                   Variable
                                   Pass-Through
                                   Rate

Class B-1         A        A2      Subordinate/
                                   Variable
                                   Pass-Through
                                   Rate

Class B-2        BBB      Baa2     Subordinate/
                                   Variable
                                   Pass-Through
                                   Rate

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

OTHER CERTIFICATES

In addition to the offered certificates, the trust fund will issue the Class P-1, Class P-2, Class P-3, Class P-4, Class B-3, Class B-4 and Class B-5 Certificates (the "private certificates"). Each of the Class P-1, Class P-2, Class P-3 and Class P-4 Certificates (collectively, the "Class P Certificates") will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in the related loan group that require payment of a prepayment charge. The Class P Certificates will not be entitled to distributions in respect of interest. Each class of Class P Certificates will be entitled to all prepayment charges received in respect of the mortgage loans in the corresponding loan group. The Class B-3, Class B-4 and Class B-5 Certificates will have initial class certificate balances of approximately $7,184,000, $5,268,000 and $3,831,551, respectively, and will each have a variable pass-through rate calculated as described in this free writing prospectus. Any information contained in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

RELATIONSHIP AMONG THE LOAN GROUPS AND THE CERTIFICATE GROUPS

The numeric prefix for each class of senior certificates designates the group of senior certificates to which that class belongs and corresponds to the loan group of the same number. For example, the senior certificates with a "1" prefix are sometimes referred to in this free writing prospectus as the group 1 senior certificates, the senior certificates with a "2" prefix are sometimes referred to in this free writing prospectus as the group 2 senior certificates and so forth. The Class A - R Certificates are part of the group 1 senior certificates. The subordinated certificates correspond to the mortgage loans in each loan group. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups.

CUT-OFF DATE

For any mortgage loan, the later of December 1, 2005 and the date of origination for that mortgage loan.

CLOSING DATE

On or about December 28, 2005.

RECORD DATE

The record date for any distribution date will be the last business day of the month preceding the month of that distribution date.

DEPOSITOR

CWALT, Inc. is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SELLERS

Countrywide Home Loans, Inc. will be the seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation, or one of its subsidiaries, which, in turn, acquired those mortgage loans directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions on the next business day. The first distribution is scheduled for January 25, 2006.

INTEREST PAYMENTS

Interest will accrue at the rate described in this free writing prospectus on each class of certificates on the basis of a 360-day year divided into twelve 30-day months.

The interest accrual period for each interest-bearing class of certificates for any distribution date will be the calendar month before the distribution date.

PRINCIPAL PAYMENTS

Principal will be paid on each class of certificates entitled to receive principal payments on each distribution date as described under "Description of the Certificates.

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the trust fund and retire all the outstanding classes of certificates on or after the distribution date on which the aggregate stated principal balance of the mortgage loans and any related real estate owned by the trust fund is less than or equal to 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date.

COLLECTION ACCOUNT; PRIORITY OF DISTRIBUTIONS

On each distribution date, amounts available from each loan group will be applied in the following order of priority:

(1) to interest on the classes of senior certificates relating to that loan group;

(2) to principal of the classes of the senior certificates relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Principal" in this free writing prospectus;

(3) to interest on and principal of the classes of the senior certificates not relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Transfer Payments" in this free writing prospectus;

(4) from remaining available funds from all of the loan groups to interest on and then principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, as described under "Description of the Certificates -- Interest" and " -- Principal" in this free writing prospectus; and

(5) from remaining available funds from all of the loan groups, to the Class A-R Certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

CREDIT ENHANCEMENT

The issuance of senior certificates and subordinated certificates by the trust fund is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

SUBORDINATION

The senior certificates will have a payment priority over the subordinated certificates. Within the classes of subordinated certificates offered by this free writing prospectus, the Class M Certificates will have payment priority over the Class B-1 and Class B-2 Certificates and the Class B-1 Certificates will have payment priority over the Class B-2 Certificates. The Class B-3, Class B-4 and Class B-5 Certificates, which are not being offered pursuant to this free writing prospectus, are also subordinated to all of the other certificates, in that order, with the Class B-5 Certificates having the lowest priority of payment.

Subordination is designed to provide the holders of certificates with a higher payment priority with protection against most losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans in a loan group among the subordinated certificates, beginning with the subordinated certificates with the lowest payment priority, until the aggregate class certificate balance of the subordinated certificates is reduced to zero. If the aggregate class certificate balance of the subordinated certificates has been reduced to zero, any realized losses on the mortgage loans in a loan group will then be allocated to the senior certificates related to that loan group. Any realized losses allocated to the senior certificates will be allocated as described under "Description of Certificates -- Allocation of Losses" in this free writing prospectus.

TAX STATUS

For federal income tax purposes, the trust fund will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class M Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore will not be mortgage related securities for purposes of that Act.

                                  LOAN GROUP 1

                            CURRENT MORTGAGE RATES(1)

                                                                                                 WEIGHTED                  WEIGHTED
                                                                                                  AVERAGE                  AVERAGE
                                                                  % OF                           REMAINING     WEIGHTED    ORIGINAL
                                NUMBER OF      AGGREGATE        MORTGAGE           AVERAGE        TERM TO      AVERAGE     LOAN-TO-
                                 MORTGAGE  PRINCIPAL BALANCE    LOANS IN      PRINCIPAL BALANCE  MATURITY    FICO CREDIT    VALUE
CURRENT MORTGAGE RATE (%)         LOANS       OUTSTANDING     LOAN GROUP 1      OUTSTANDING($)    (MONTHS)      SCORE      RATIO(%)
--------------------------      ---------  -----------------  ------------    -----------------  ---------   -----------   --------
3.000.....................         1       $     269,800.99       0.55%          269,800.99         357          809        80.00
3.500.....................         1             210,996.16       0.43           210,996.16         357          699        80.00
4.000.....................         1             172,981.93       0.35           172,981.93         356          651        77.33
4.125.....................         1             208,108.60       0.42           208,108.60         357          630        95.00
4.250.....................         1             199,154.31       0.40           199,154.31         357          770        33.39
4.315.....................         1             157,500.00       0.32           157,500.00         358          671        90.00
4.390.....................         1             160,000.00       0.32           160,000.00         360          692        88.40
4.500.....................         1             150,000.00       0.30           150,000.00         360          631        40.54
4.750.....................         2             361,852.78       0.73           180,926.39         358          675        60.24
4.875.....................         2             586,006.72       1.19           293,003.36         353          711        84.06
4.925.....................         1              57,000.00       0.12            57,000.00         359          660        95.00
4.965.....................         1             138,526.16       0.28           138,526.16         355          735        90.00
5.000.....................         4             769,093.97       1.56           192,273.49         360          700        78.60
5.125.....................         3             488,501.78       0.99           162,833.93         356          720        75.60
5.250.....................         4             751,797.08       1.52           187,949.27         358          706        87.53
5.330.....................         1             182,750.00       0.37           182,750.00         360          657        85.00
5.360.....................         1             179,350.00       0.36           179,350.00         360          629        83.42
5.375.....................         8           1,827,713.46       3.70           228,464.18         357          728        74.11
5.500.....................         7           1,507,146.14       3.05           215,306.59         358          709        69.32
5.625.....................         9           1,813,992.56       3.67           201,554.73         357          686        76.86
5.750.....................         8           2,236,286.38       4.53           279,535.80         358          721        75.89
5.775.....................         1              60,578.60       0.12            60,578.60         357          790        90.00
5.800.....................         1             304,497.80       0.62           304,497.80         354          716        94.15
5.830.....................         1              89,343.54       0.18            89,343.54         357          668        86.15
5.840.....................         1             340,120.02       0.69           340,120.02         357          627        95.00
5.875.....................        18           4,133,116.27       8.37           229,617.57         359          701        73.15
6.000.....................        12           2,360,660.71       4.78           196,721.73         358          699        78.47
6.070.....................         1             118,825.00       0.24           118,825.00         359          768        91.40
6.125.....................         5           1,436,329.27       2.91           287,265.85         359          695        66.67

                                                                                                 WEIGHTED                  WEIGHTED
                                                                                                  AVERAGE                  AVERAGE
                                                                  % OF                           REMAINING     WEIGHTED    ORIGINAL
                                NUMBER OF      AGGREGATE        MORTGAGE           AVERAGE        TERM TO      AVERAGE     LOAN-TO-
                                 MORTGAGE  PRINCIPAL BALANCE    LOANS IN      PRINCIPAL BALANCE  MATURITY    FICO CREDIT    VALUE
CURRENT MORTGAGE RATE (%)         LOANS       OUTSTANDING     LOAN GROUP 1      OUTSTANDING($)    (MONTHS)      SCORE      RATIO(%)
--------------------------      ---------  -----------------  ------------    -----------------  ---------   -----------   --------
6.140.....................          1             42,217.63       0.09            42,217.63         358          790        90.00
6.150.....................          1            143,900.00       0.29           143,900.00         359          751        89.99
6.165.....................          1            168,810.77       0.34           168,810.77         358          739        90.00
6.205.....................          1             74,500.00       0.15            74,500.00         360          693        87.65
6.210.....................          1            238,000.00       0.48           238,000.00         360          650        85.00
6.250.....................         12          2,503,251.98       5.07           208,604.33         359          698        74.42
6.270.....................          1             99,000.00       0.20            99,000.00         359          662        90.00
6.375.....................         14          3,095,812.75       6.27           221,129.48         359          713        77.98
6.500.....................         16          3,563,131.21       7.21           222,695.70         359          699        80.46
6.535.....................          1             62,952.06       0.13            62,952.06         359          653        90.00
6.615.....................          1            242,996.17       0.49           242,996.17         359          663        90.00
6.625.....................          5          1,161,610.00       2.35           232,322.00         360          692        77.47
6.750.....................         15          3,124,261.19       6.32           208,284.08         360          703        77.65
6.805.....................          1            207,000.00       0.42           207,000.00         360          695        90.00
6.875.....................          8          1,890,217.00       3.83           236,277.13         360          699        75.97
6.900.....................          1            202,500.00       0.41           202,500.00         360          714        90.00
6.940.....................          1            264,600.00       0.54           264,600.00         360          638        90.00
7.000.....................         12          2,632,480.00       5.33           219,373.33         360          688        70.58
7.020.....................          1            262,350.00       0.53           262,350.00         360          722        94.59
7.025.....................          1             67,500.00       0.14            67,500.00         357          675        90.00
7.125.....................          6          1,044,546.00       2.11           174,091.00         360          689        76.27
7.250.....................         13          2,199,345.92       4.45           169,180.46         360          678        72.85
7.375.....................         10          1,769,358.06       3.58           176,935.81         359          699        80.05
7.500.....................         12          2,377,884.00       4.81           198,157.00         360          671        79.12
7.550.....................          1            337,250.00       0.68           337,250.00         359          657        95.00
7.625.....................          2            348,900.00       0.71           174,450.00         360          667        85.39
                                  ---      ----------------     ------
     Total................        238      $  49,396,404.97     100.00%
                                  ===      ================     ======

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 1 mortgage loans (as so adjusted) was approximately 6.265% per annum. Without the adjustment, the weighted average current mortgage rate of the group 1 mortgage loans was approximately 6.318% per annum.

                  CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                     WEIGHTED              WEIGHTED
                                                                % OF                       WEIGHTED   AVERAGE   WEIGHTED    AVERAGE
                                                              MORTGAGE                     AVERAGE   REMAINING  AVERAGE    ORIGINAL
RANGE OF CURRENT              NUMBER OF       AGGREGATE       LOANS IN       AVERAGE       CURRENT    TERM TO     FICO     LOAN-TO-
MORTGAGE LOAN                 MORTGAGE   PRINCIPAL BALANCE      LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT      VALUE
PRINCIPAL BALANCES ($)          LOANS        OUTSTANDING       GROUP 1    OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE      RATIO(%)
----------------------------  ---------  -----------------    --------  -----------------  --------  ---------  --------   ---------
      0.01 -   50,000.00....      2      $       75,473.63      0.15%        37,736.82      6.640       359       777        56.95
 50,000.01 -  100,000.00....     21           1,577,475.56      3.19         75,117.88      6.557       359       687        76.39
100,000.01 -  150,000.00....     39           4,978,202.60     10.08        127,646.22      6.395       359       698        75.37
150,000.01 -  200,000.00....     52           9,216,502.16     18.66        177,240.43      6.261       358       697        77.71
200,000.01 -  250,000.00....     56          12,541,923.65     25.39        223,962.92      6.334       359       702        74.14
250,000.01 -  300,000.00....     30           8,211,881.95     16.62        273,729.40      6.198       358       706        79.65
300,000.01 -  350,000.00....     31          10,085,338.67     20.42        325,333.51      6.397       359       691        79.01
350,000.01 -  400,000.00....      6           2,173,606.75      4.40        362,267.79      6.336       359       674        76.99
500,000.01 -  550,000.00....      1             536,000.00      1.09        536,000.00      5.750       360       717        80.00
                                ---      -----------------    ------
   Total....................    238      $   49,396,404.97    100.00%
                                ===      =================    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 1 mortgage loans was approximately $207,548.

                              FICO CREDIT SCORES(1)

                                                                                                     WEIGHTED            WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES      LOANS       OUTSTANDING      GROUP 1    OUTSTANDING($)    RATE(%)   (MONTHS)   SCORE    RATIO(%)
----------------------------   ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
621-640.....................       23      $   4,787,576.10    9.69%       208,155.48       6.318      359       632       78.34
641-660.....................       32          6,630,686.69   13.42        207,208.96       6.261      359       652       72.74
661-680.....................       50         10,481,611.79   21.22        209,632.24       6.683      359       671       76.95
681-700.....................       27          5,164,832.18   10.46        191,290.08       6.416      359       692       77.80
701-720.....................       32          7,834,775.07   15.86        244,836.72       6.188      358       710       76.78
721-740.....................       27          5,520,987.87   11.18        204,481.03       6.239      358       730       82.42
741-760.....................       18          3,378,281.99    6.84        187,682.33       6.236      358       750       75.89
761-780.....................       15          2,904,487.27    5.88        193,632.48       5.883      358       769       74.83
781-800.....................        9          1,508,496.75    3.05        167,610.75       6.159      358       789       75.61
801-820.....................        5          1,184,669.26    2.40        236,933.85       5.712      358       807       81.90
                                  ---     -----------------  ------
     Total..................      238     $   49,396,404.97  100.00%
                                  ===     =================  ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 1 mortgage loans was approximately 698.

                             DOCUMENTATION PROGRAMS

                                                                                                     WEIGHTED            WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS           LOANS       OUTSTANDING      GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)   SCORE    RATIO(%)
----------------------------   ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Clues.......................        1     $       78,500.00    0.16%       78,500.00        5.375      360       623       78.50
Full/Alternative............       61         12,530,448.52   25.37       205,417.19        5.983      359       663       78.89
No Income/No Asset..........       20          3,812,635.00    7.72       190,631.75        6.802      359       707       73.40
Preferred...................       67         14,721,936.14   29.80       219,730.39        5.970      358       739       79.21
Reduced.....................       79         16,502,385.31   33.41       208,890.95        6.685      359       690       75.10
Stated Income/Stated Asset..       10          1,750,500.00    3.54       175,050.00        7.174      360       656       72.67
                                  ---     -----------------  ------
     Total..................      238     $   49,396,404.97  100.00%
                                  ===     =================  ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                      WEIGHTED            WEIGHTED
                                                                % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                              MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
ORIGINAL LOAN-TO-VALUE RATIOS    MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
(%)                               LOANS       OUTSTANDING      GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)   SCORE    RATIO(%)
-----------------------------   ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
50.00 or Less................       21     $    3,794,023.02     7.68%     180,667.76       5.989       359       698      37.26
55.01 to 60.00...............        6          1,305,597.00     2.64      217,599.50       6.658       360       669      58.94
60.01 to 65.00...............        7          1,535,000.00     3.11      219,285.71       6.617       360       689      62.21
65.01 to 70.00...............       10          2,274,230.00     4.60      227,423.00       6.466       360       694      69.38
70.01 to 75.00...............       19          4,274,820.04     8.65      224,990.53       6.264       359       672      73.98
75.01 to 80.00...............      111         23,883,902.92    48.35      215,170.30       6.240       359       704      79.71
80.01 to 85.00...............        6          1,176,750.00     2.38      196,125.00       6.303       360       683      84.19
85.01 to 90.00...............       41          7,699,987.62    15.59      187,804.58       6.496       359       701      89.56
90.01 to 95.00...............       17          3,452,094.37     6.99      203,064.37       6.534       358       698      94.70
                                   ---     -----------------   ------
     Total...................      238     $   49,396,404.97   100.00%
                                   ===     =================   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 1 mortgage loans was approximately 77.08%.

(2) Does not take into account any secondary financing on the group 1 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                      WEIGHTED            WEIGHTED
                                                                % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                              MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                 MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA                   LOANS       OUTSTANDING      GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)   SCORE    RATIO(%)
--------------------------      ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Arizona...................          16     $    3,552,319.93     7.19%     222,020.00        6.464      360       700      81.31
California................          33          8,492,037.43    17.19      257,334.47        6.279      359       697      69.98
Colorado..................           9          1,455,375.00     2.95      161,708.33        6.393      359       685      83.50
Delaware..................           1            247,000.00     0.50      247,000.00        6.000      360       666      79.68
Florida...................          58         11,803,990.80    23.90      203,517.08        6.383      359       695      78.63
Georgia...................           1            146,852.78     0.30      146,852.78        4.750      356       698      80.00
Hawaii....................           2            932,800.00     1.89      466,400.00        6.494      360       697      80.00
Idaho.....................           5            671,496.23     1.36      134,299.25        6.298      359       697      75.36
Illinois..................           5          1,124,628.34     2.28      224,925.67        6.363      358       707      84.59
Indiana...................           2            321,325.00     0.65      160,662.50        7.223      360       734      90.52
Iowa......................           3            550,276.16     1.11      183,425.39        7.306      358       682      92.75
Kentucky..................           1             61,200.00     0.12       61,200.00        7.375      360       697      90.00
Maryland..................           4          1,188,276.75     2.41      297,069.19        6.122      359       666      78.50
Massachusetts.............           4            864,770.20     1.75      216,192.55        6.739      358       706      86.97
Michigan..................          13          1,716,917.21     3.48      132,070.55        6.302      359       705      84.15
Minnesota.................           4            851,676.99     1.72      212,919.25        5.836      358       736      78.49
Missouri..................           3            587,600.00     1.19      195,866.67        7.543      360       641      81.30
Montana...................           1            202,166.06     0.41      202,166.06        7.375      359       661      80.00
Nevada....................          16          4,089,285.11     8.28      255,580.32        6.056      358       722      77.94
New Jersey................           4          1,046,900.00     2.12      261,725.00        6.041      360       669      82.12
New Mexico................           2            330,600.00     0.67      165,300.00        6.559      359       645      73.14
New York..................           4            853,457.11     1.73      213,364.28        6.282      357       672      71.28
North Carolina............           4            872,300.00     1.77      218,075.00        6.455      358       703      62.47
North Dakota..............           1            212,636.15     0.43      212,636.15        5.375      356       775      80.00
Ohio......................           8          1,199,976.00     2.43      149,997.00        6.015      360       724      79.42
Oregon....................           3            524,763.99     1.06      174,921.33        6.528      358       700      71.20
Pennsylvania..............           2            300,000.00     0.61      150,000.00        6.125      360       657      57.14
South Carolina............           1            123,820.97     0.25      123,820.97        5.000      359       741      80.00
Tennessee.................           5          1,054,147.00     2.13      210,829.40        6.745      360       703      69.18
Texas.....................           6            900,229.75     1.82      150,038.29        6.374      356       720      76.15
Utah......................           6            894,944.22     1.81      149,157.37        6.551      359       676      76.91
Virginia..................           1            344,000.00     0.70      344,000.00        5.375      360       674      80.00
Washington................           6          1,193,388.77     2.42      198,898.13        5.458      358       687      81.90
Wisconsin.................           4            685,247.02     1.39      171,311.76        6.353      358       703      53.59
                                   ---     -----------------   ------
     Total................         238     $   49,396,404.97   100.00%
                                   ===     =================   ======

-----------
(1) No more than approximately 2.928% of the group 1 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                 WEIGHTED             WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE   WEIGHTED    AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING  AVERAGE    ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT     TERM TO     FICO     LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE    MATURITY   CREDIT      VALUE
LOAN PURPOSE                LOANS       OUTSTANDING     GROUP 1      OUTSTANDING($)   RATE(%)     (MONTHS)   SCORE     RATIO(%)
------------------------- ---------  -----------------  --------   -----------------  --------   ---------  --------  ---------
Refinance (cash-out).....        54  $   11,118,755.36     22.51%     205,902.88         6.385         359       666      69.66
Purchase.................       145      31,480,161.16     63.73      217,104.56         6.349         359       711      79.75
Refinance (rate/term)....        39       6,797,488.45     13.76      174,294.58         6.064         358       687      76.81
                                ---  -----------------    ------
     Total...............       238  $   49,396,404.97    100.00%
                                ===  =================    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                 WEIGHTED             WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE   WEIGHTED    AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING  AVERAGE    ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT     TERM TO     FICO     LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE    MATURITY   CREDIT      VALUE
PROPERTY TYPE               LOANS       OUTSTANDING     GROUP 1      OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE     RATIO(%)
------------------------- ---------  -----------------  --------   -----------------  --------   ---------  --------  ---------
2 to 4 Family Residence..         3  $      608,309.39      1.23%      202,769.80        6.962         360       688      85.21
Co-operative.............         1         138,750.00      0.28       138,750.00        7.000         359       663      75.00
High-rise Condominium....        11       2,771,890.00      5.61       251,990.00        6.173         359       715      78.34
Low-rise Condominium.....        24       4,476,496.66      9.06       186,520.69        6.203         358       711      77.56
Planned Unit Development.        53      12,171,476.26     24.64       229,650.50        6.101         359       700      78.20
Single Family Residence..       146      29,229,482.66     59.17       200,201.94        6.423         359       693      76.25
                                ---  -----------------    ------
     Total...............       238  $   49,396,404.97    100.00%
                                ===  =================    ======

                               OCCUPANCY TYPES(1)


                                                                                              WEIGHTED             WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                         NUMBER OF      AGGREGATE      LOANS IN      AVERAGE        CURRENT    TERM TO     FICO    LOAN-TO-
                         MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
OCCUPANCY TYPE             LOANS       OUTSTANDING     GROUP 1    OUTSTANDING($)    RATE(%)   (MONTHS)    SCORE    RATIO(%)
-----------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Investment Property....       24    $    4,217,263.95     8.54%     175,719.33       6.672       359       705       69.64
Primary Residence......      191        40,369,046.79    81.72      211,356.27       6.287       359       693       77.01
Secondary Residence....       23         4,810,094.23     9.74      209,134.53       6.271       359       729       84.18
                             ---    -----------------  -------
     Total.............      238    $   49,396,404.97   100.00%
                             ===    =================  =======

-----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                           WEIGHTED
                                                         % OF                       WEIGHTED               AVERAGE
                                                       MORTGAGE                     AVERAGE    WEIGHTED    ORIGINAL
                         NUMBER OF       AGGREGATE     LOANS IN       AVERAGE       CURRENT     AVERAGE    LOAN-TO-
REMAINING TERM           MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  FICO CREDIT   VALUE
TO MATURITY (MONTHS)       LOANS        OUTSTANDING    GROUP 1    OUTSTANDING($)     RATE(%)     SCORE     RATIO(%)
-----------------------  ---------  -----------------  --------  -----------------  --------  -----------  --------
360....................     120     $   25,250,774.00    51.12%     210,423.12       6.539        688       74.96
359....................      50         10,461,321.62    21.18      209,226.43       6.425        697       80.73
358....................      23          4,607,392.82     9.33      200,321.43       6.388        726       78.88
357....................      17          3,260,553.55     6.60      191,797.27       5.476        702       81.74
356....................      13          2,505,722.02     5.07      192,747.85       5.619        717       71.62
355....................       7          1,629,146.97     3.30      232,735.28       5.433        692       79.88
354....................       4            935,758.78     1.89      233,939.70       5.887        743       74.52
353....................       1            193,888.72     0.39      193,888.72       5.375        706       73.36
352....................       1            158,109.87     0.32      158,109.87       5.875        730       79.72
351....................       1            271,906.87     0.55      271,906.87       4.875        714       88.74
344....................       1            121,829.75     0.25      121,829.75       6.000        724       80.00
                            ---     -----------------  -------
     Total.............     238     $   49,396,404.97   100.00%
                            ===     =================  =======

-----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 1 mortgage loans was approximately 359 months.

                                  LOAN PROGRAMS


                                                                                              WEIGHTED             WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                         NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                         MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
LOAN PROGRAM               LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
-----------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
One-Year LIBOR.........     227     $   47,589,536.07    96.34%     209,645.53       6.330       359       699      77.00
One-Year CMT...........      11          1,806,868.90     3.66      164,260.81       5.999       356       671      78.97
                            ---     -----------------  -------
     Total.............     238     $   49,396,404.97   100.00%
                            ===     =================  =======

                             GROSS MARGINS(1)


                                                                                              WEIGHTED             WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                         NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                         MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
GROSS MARGIN (%)           LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
-----------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
2.250..................     205     $   43,562,821.36   88.19%      212,501.57        6.288      359       700      75.86
2.750..................       8          1,453,959.11    2.94       181,744.89        5.768      357       668      74.55
3.000..................       8          1,312,436.93    2.66       164,054.62        6.741      359       691      89.87
3.125..................       2            381,900.00    0.77       190,950.00        6.750      360       688      86.88
3.250..................       7          1,679,825.72    3.40       239,975.10        7.135      358       688      90.62
3.375..................       3            313,202.06    0.63       104,400.69        6.680      359       660      87.08
3.500..................       2            249,343.54    0.50       124,671.77        5.608      359       683      87.59
3.625..................       2            102,796.23    0.21        51,398.12        6.529      357       790      90.00
3.875..................       1            340,120.02    0.69       340,120.02        6.500      357       627      95.00
                            ---     -----------------  ------
     Total.............     238     $   49,396,404.97  100.00%
                            ===     =================  ======

---------
(1) As of the cut-off date, the weighted average gross margin of the group 1 mortgage loans was approximately 2.353%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                       WEIGHTED             WEIGHTED
                                                                                             WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                                % OF                         AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
INITIAL RATE ADJUSTMENT DATE    LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  ------------  -----------------  --------  ---------  --------  --------
August 1, 2007..............       1     $      121,829.75      0.25%        121,829.75       6.000       344       724      80.00
March 1, 2008...............       1            271,906.87      0.55         271,906.87       4.875       351       714      88.74
April 1, 2008...............       1            158,109.87      0.32         158,109.87       5.875       352       730      79.72
May 1, 2008.................       1            193,888.72      0.39         193,888.72       5.375       353       706      73.36
June 1, 2008................       4            935,758.78      1.89         233,939.70       5.887       354       743      74.52
July 1, 2008................       7          1,629,146.97      3.30         232,735.28       5.433       355       692      79.88
August 1, 2008..............      13          2,505,722.02      5.07         192,747.85       5.619       356       717      71.62
September 1, 2008...........      17          3,260,553.55      6.60         191,797.27       5.476       357       702      81.74
October 1, 2008.............      23          4,607,392.82      9.33         200,321.43       6.388       358       726      78.88
November 1, 2008............      50         10,461,321.62     21.18         209,226.43       6.425       359       697      80.73
December 1, 2008............     106         21,942,806.00     44.42         207,007.60       6.509       360       689      74.47
January 1, 2009.............      14          3,307,968.00      6.70         236,283.43       6.740       360       684      78.24
                                 ---     -----------------   -------
     Total..................     238     $   49,396,404.97    100.00%
                                 ===     =================   =======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                 WEIGHTED                WEIGHTED
                                                            % OF                       WEIGHTED   AVERAGE                AVERAGE
                                                          MORTGAGE                     AVERAGE   REMAINING   WEIGHTED    ORIGINAL
RANGE OF NUMBER OF MONTHS   NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
TO INITIAL RATE ADJUSTMENT  MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY   FICO CREDIT   VALUE
DATE                         LOANS        OUTSTANDING     GROUP 1    OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
--------------------------  ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
20-37.....................     238     $   49,396,404.97   100.00%     207,547.92        6.318      359         698       77.08
                               ---     -----------------  -------
     Total................     238     $   49,396,404.97   100.00%
                               ===     =================  =======

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                    WEIGHTED                WEIGHTED
                                                                                          WEIGHTED   AVERAGE                AVERAGE
                                                             % OF                         AVERAGE   REMAINING   WEIGHTED    ORIGINAL
                           NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MAXIMUM MORTGAGE RATE (%)    LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)    RATE(%)   (MONTHS)     SCORE     RATIO(%)
-------------------------  ---------  -----------------  ------------  -----------------  --------  ---------  -----------  --------
 9.000...................       1     $      269,800.99       0.55%       269,800.99       3.000       357         809        80.00
 9.500...................       1            210,996.16       0.43        210,996.16       3.500       357         699        80.00
10.000...................       1            172,981.93       0.35        172,981.93       4.000       356         651        77.33
10.125...................       1            208,108.60       0.42        208,108.60       4.125       357         630        95.00
10.250...................       1            199,154.31       0.40        199,154.31       4.250       357         770        33.39
10.500...................       1            150,000.00       0.30        150,000.00       4.500       360         631        40.54
10.750...................       2            361,852.78       0.73        180,926.39       4.750       358         675        60.24
10.875...................       3            743,506.72       1.51        247,835.57       4.875       354         703        85.31
11.000...................       4            769,093.97       1.56        192,273.49       5.000       360         700        78.60
11.125...................       3            488,501.78       0.99        162,833.93       5.125       356         720        75.60
11.250...................       5            911,797.08       1.85        182,359.42       5.250       358         704        87.68
11.375...................       9          1,966,239.62       3.98        218,471.07       5.375       357         729        75.23
11.500...................       8          1,686,496.14       3.41        210,812.02       5.500       359         700        70.82
11.625...................      10          1,870,992.56       3.79        187,099.26       5.625       357         685        77.41
11.750...................       8          2,236,286.38       4.53        279,535.80       5.750       358         721        75.89
11.875...................      18          4,133,116.27       8.37        229,617.57       5.875       359         701        73.15
12.000...................      13          2,543,410.71       5.15        195,646.98       6.000       358         696        78.94
12.125...................       5          1,436,329.27       2.91        287,265.85       6.125       359         695        66.67
12.250...................      13          2,592,595.52       5.25        199,430.42       6.250       359         697        74.83
12.375...................      15          3,156,391.35       6.39        210,426.09       6.375       359         715        78.21
12.500...................      18          4,207,749.03       8.52        233,763.84       6.500       359         694        82.62
12.625...................       7          1,404,920.77       2.84        200,702.97       6.625       359         698        79.52
12.750...................      19          3,667,203.82       7.42        193,010.73       6.750       360         704        79.20
12.875...................       8          1,890,217.00       3.83        236,277.13       6.875       360         699        75.97
13.000...................      13          2,731,480.00       5.53        210,113.85       7.000       359         687        71.28
13.125...................       6          1,044,546.00       2.11        174,091.00       7.125       360         689        76.27
13.250...................      13          2,199,345.92       4.45        169,180.46       7.250       360         678        72.85
13.375...................      13          2,282,306.29       4.62        175,562.02       7.375       359         694        82.28
13.500...................      14          2,844,984.00       5.76        203,213.14       7.500       360         671        80.91
13.625...................       2            348,900.00       0.71        174,450.00       7.625       360         667        85.39
13.750...................       1            262,350.00       0.53        262,350.00       7.750       360         722        94.59
13.875...................       1             67,500.00       0.14         67,500.00       7.875       357         675        90.00

                                                                                                    WEIGHTED                WEIGHTED
                                                                                          WEIGHTED   AVERAGE                AVERAGE
                                                             % OF                         AVERAGE   REMAINING   WEIGHTED    ORIGINAL
                           NUMBER OF      AGGREGATE        MORTGAGE         AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOANS IN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MAXIMUM MORTGAGE RATE (%)    LOANS       OUTSTANDING     LOAN GROUP 1    OUTSTANDING($)    RATE(%)   (MONTHS)     SCORE     RATIO(%)
-------------------------  ---------  -----------------  ------------  -----------------  --------  ---------  -----------  --------
14.250...................       1            337,250.00       0.68        337,250.00       8.250       359         657        95.00
                              ---     -----------------  ---------
     Total...............     238     $   49,396,404.97     100.00%
                              ===     =================  =========

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 1 mortgage loans was approximately 12.318% per annum.

                           INITIAL PERIODIC RATE CAPS

                                                                                                    WEIGHTED                WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE                AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING   WEIGHTED    ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY   FICO CREDIT   VALUE
INITIAL PERIODIC RATE CAP (%)    LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)      SCORE     RATIO(%)
-----------------------------  ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
2.000........................     238     $   49,396,404.97   100.00%     207,547.92       6.318       359         698       77.08
                                  ---     -----------------  -------
     Total...................     238     $   49,396,404.97   100.00%
                                  ===     =================  =======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                                    WEIGHTED                WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE                AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
SUBSEQUENT PERIODIC            MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY   FICO CREDIT   VALUE
  RATE CAP (%)                   LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)      SCORE     RATIO(%)
-----------------------------  ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
2.000........................     238     $   49,396,404.97   100.00%    207,547.92        6.318       359           698      77.08
                                  ---     -----------------  -------
     Total...................     238     $   49,396,404.97   100.00%
                                  ===     =================  =======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED                WEIGHTED
                                                           % OF                       WEIGHTED   AVERAGE                AVERAGE
                                                         MORTGAGE                     AVERAGE   REMAINING   WEIGHTED    ORIGINAL
                           NUMBER OF       AGGREGATE     LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY   FICO CREDIT   VALUE
MINIMUM MORTGAGE RATE (%)   LOANS        OUTSTANDING     GROUP 1    OUTSTANDING($)    RATE(%)   (MONTHS)      SCORE     RATIO(%)
-------------------------  ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
2.250....................     204     $   43,440,991.61   87.94%      212,946.04       6.289       359         700       75.85
2.750....................       9          1,575,788.86    3.19       175,087.65       5.786       356         672       74.97
3.000....................       8          1,312,436.93    2.66       164,054.62       6.741       359         691       89.87
3.125....................       2            381,900.00    0.77       190,950.00       6.750       360         688       86.88
3.250....................       7          1,679,825.72    3.40       239,975.10       7.135       358         688       90.62
3.375....................       3            313,202.06    0.63       104,400.69       6.680       359         660       87.08
3.500....................       2            249,343.54    0.50       124,671.77       5.608       359         683       87.59
3.625....................       2            102,796.23    0.21        51,398.12       6.529       357         790       90.00
3.875....................       1            340,120.02    0.69       340,120.02       6.500       357         627       95.00
                              ---     -----------------  ------
     Total...............     238     $   49,396,404.97  100.00%
                              ===     =================  ======

---------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 1 mortgage loans was approximately 2.354% per annum.

                                  LOAN GROUP 2

                            CURRENT MORTGAGE RATES(1)

                                                                                            WEIGHTED                  WEIGHTED
                                                                   % OF                      AVERAGE                  AVERAGE
                                                                 MORTGAGE     AVERAGE       REMAINING                 ORIGINAL
                                   NUMBER OF      AGGREGATE      LOANS IN    PRINCIPAL       TERM TO      WEIGHTED    LOAN-TO-
                                   MORTGAGE   PRINCIPAL BALANCE    LOAN       BALANCE       MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)            LOANS       OUTSTANDING      GROUP 2  OUTSTANDING($)   (MONTHS)    CREDIT SCORE  RATIO(%)
-------------------------          ---------  -----------------  --------  --------------   ---------   ------------  --------
2.500 ..........................         1     $    188,219.10      0.04%    188,219.10        355          790        60.13
3.000 ..........................         1          240,000.00      0.05     240,000.00        356          709        80.00
3.500 ..........................         1          236,043.00      0.05     236,043.00        359          715        80.00
3.750 ..........................         4          976,947.12      0.22     244,236.78        356          737        62.23
3.875 ..........................         2          444,705.13      0.10     222,352.57        357          695        80.00
4.000 ..........................         7        1,539,084.34      0.34     219,869.19        356          742        62.89
4.125 ..........................         4        1,013,252.16      0.23     253,313.04        355          741        75.04
4.250 ..........................         3          500,431.05      0.11     166,810.35        358          713        80.00
4.375 ..........................         3          836,405.83      0.19     278,801.94        358          749        74.45
4.500 ..........................        12        2,109,279.97      0.47     175,773.33        358          703        74.06
4.595 ..........................         1          312,265.07      0.07     312,265.07        357          673        95.00
4.625 ..........................         9        2,086,339.19      0.47     231,815.47        357          760        68.11
4.750 ..........................        15        3,790,185.03      0.85     252,679.00        358          705        75.79
4.795 ..........................         1          310,230.00      0.07     310,230.00        357          687        90.00
4.875 ..........................        14        2,955,356.62      0.66     211,096.90        359          714        75.37
4.920 ..........................         1          123,300.00      0.03     123,300.00        360          662        90.00
5.000 ..........................        36        7,864,473.37      1.76     218,457.59        358          704        74.33
5.045 ..........................         2          301,075.00      0.07     150,537.50        360          655        89.21
5.095 ..........................         1          214,200.00      0.05     214,200.00        360          773        85.00
5.125 ..........................        25        5,188,668.13      1.16     207,546.73        358          713        75.36
5.185 ..........................         1          120,600.00      0.03     120,600.00        360          696        90.00
5.205 ..........................         1          136,800.00      0.03     136,800.00        360          636        90.00
5.210 ..........................         1          113,400.00      0.03     113,400.00        359          662        90.00
5.220 ..........................         1          174,250.00      0.04     174,250.00        360          656        85.00
5.250 ..........................        57       12,481,491.63      2.79     218,973.54        359          705        76.97
5.345 ..........................         2          364,187.71      0.08     182,093.86        359          741        88.20
5.360 ..........................         1          230,345.76      0.05     230,345.76        357          749        90.00
5.375 ..........................        76       16,719,026.66      3.73     219,987.19        359          723        75.49
5.385 ..........................         2          524,500.00      0.12     262,250.00        360          693        89.66
5.420 ..........................         1           68,782.83      0.02      68,782.83        357          653        88.46

                                                                                            WEIGHTED                  WEIGHTED
                                                                   % OF                      AVERAGE                  AVERAGE
                                                                 MORTGAGE     AVERAGE       REMAINING                 ORIGINAL
                                   NUMBER OF      AGGREGATE      LOANS IN    PRINCIPAL       TERM TO      WEIGHTED    LOAN-TO-
                                   MORTGAGE   PRINCIPAL BALANCE    LOAN       BALANCE       MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)            LOANS       OUTSTANDING      GROUP 2  OUTSTANDING($)   (MONTHS)    CREDIT SCORE  RATIO(%)
-------------------------          ---------  -----------------  --------  --------------   ---------   ------------  --------
5.485 ..........................         1          146,000.00      0.03     146,000.00        360          700        88.54
5.495 ..........................         2          493,450.00      0.11     246,725.00        360          744        87.60
5.500 ..........................       129       29,405,936.67      6.57     227,953.00        359          708        78.30
5.545 ..........................         2          351,000.00      0.08     175,500.00        360          748        90.00
5.610 ..........................         2          647,466.19      0.14     323,733.10        356          727        88.86
5.625 ..........................       108       25,111,913.30      5.61     232,517.72        360          712        76.29
5.635 ..........................         2          531,900.00      0.12     265,950.00        359          643        90.00
5.645 ..........................         1          170,361.41      0.04     170,361.41        356          627        95.00
5.650 ..........................         1          315,000.00      0.07     315,000.00        360          652        90.00
5.655 ..........................         1          207,000.00      0.05     207,000.00        360          658        85.19
5.660 ..........................         2          488,250.00      0.11     244,125.00        358          727        93.09
5.670 ..........................         2          365,420.91      0.08     182,710.46        358          667        93.95
5.705 ..........................         1          283,935.68      0.06     283,935.68        356          621        89.06
5.735 ..........................         1          229,500.00      0.05     229,500.00        354          736        90.00
5.745 ..........................         1          238,699.15      0.05     238,699.15        355          661        83.86
5.750 ..........................       182       40,923,588.50      9.14     224,854.88        359          704        75.70
5.755 ..........................         1          109,800.00      0.02     109,800.00        360          643        90.00
5.760 ..........................         2          396,900.00      0.09     198,450.00        360          669        90.00
5.795 ..........................         2          186,973.16      0.04      93,486.58        357          724        88.30
5.850 ..........................         1          203,000.00      0.05     203,000.00        353          632        70.00
5.860 ..........................         1          199,999.00      0.04     199,999.00        360          661        86.96
5.875 ..........................       241       54,330,748.43     12.13     225,438.79        360          707        76.35
5.910 ..........................         1          321,782.67      0.07     321,782.67        358          656        95.00
5.920 ..........................         3          674,973.39      0.15     224,991.13        359          699        89.94
5.955 ..........................         1          179,939.61      0.04     179,939.61        357          672        90.00
5.960 ..........................         1          224,100.00      0.05     224,100.00        360          672        90.00
5.970 ..........................         2          334,862.48      0.07     167,431.24        355          759        90.00
5.985 ..........................         1          270,200.00      0.06     270,200.00        357          660        85.61
5.990 ..........................         1          119,760.02      0.03     119,760.02        358          762        80.00
6.000 ..........................       128       29,362,150.31      6.56     229,391.80        360          704        74.09
6.110 ..........................         1          202,491.00      0.05     202,491.00        360          713        90.00
6.120 ..........................         2          477,000.00      0.11     238,500.00        360          737        92.51
6.125 ..........................        95       20,148,827.60      4.50     212,092.92        360          706        77.41
6.135 ..........................         1          189,000.00      0.04     189,000.00        360          632        90.00

                                                                                            WEIGHTED                  WEIGHTED
                                                                   % OF                      AVERAGE                  AVERAGE
                                                                 MORTGAGE     AVERAGE       REMAINING                 ORIGINAL
                                   NUMBER OF      AGGREGATE      LOANS IN    PRINCIPAL       TERM TO      WEIGHTED    LOAN-TO-
                                   MORTGAGE   PRINCIPAL BALANCE    LOAN       BALANCE       MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)            LOANS       OUTSTANDING      GROUP 2  OUTSTANDING($)   (MONTHS)    CREDIT SCORE  RATIO(%)
-------------------------          ---------  -----------------  --------  --------------   ---------   ------------  --------
6.170 ..........................         1           72,000.00      0.02      72,000.00        360          788        90.00
6.220 ..........................         1          167,400.00      0.04     167,400.00        359          750        90.00
6.235 ..........................         1          242,100.00      0.05     242,100.00        360          679        90.00
6.250 ..........................       109       23,238,269.40      5.19     213,195.13        360          707        77.30
6.260 ..........................         1           94,500.00      0.02      94,500.00        360          666        90.00
6.285 ..........................         1          133,000.00      0.03     133,000.00        360          621        95.00
6.345 ..........................         1          303,291.00      0.07     303,291.00        358          778        90.00
6.370 ..........................         1          160,000.00      0.04     160,000.00        360          718        83.33
6.375 ..........................       121       26,506,653.87      5.92     219,063.26        360          702        77.09
6.420 ..........................         2          409,150.00      0.09     204,575.00        360          683        91.81
6.500 ..........................       124       26,982,772.51      6.02     217,603.00        360          689        77.41
6.625 ..........................        76       15,931,407.22      3.56     209,623.78        360          684        76.07
6.635 ..........................         1          223,200.00      0.05     223,200.00        359          626        90.00
6.720 ..........................         2          281,180.07      0.06     140,590.04        358          712        87.13
6.745 ..........................         1          115,000.00      0.03     115,000.00        360          683        82.14
6.750 ..........................       104       22,329,595.31      4.99     214,707.65        360          689        77.61
6.855 ..........................         1           58,500.00      0.01      58,500.00        360          756        90.00
6.865 ..........................         1          167,400.00      0.04     167,400.00        359          650        90.00
6.875 ..........................       110       24,163,601.52      5.39     219,669.10        360          690        78.28
6.970 ..........................         1          218,610.00      0.05     218,610.00        360          785        90.00
7.000 ..........................        47        9,048,555.00      2.02     192,522.45        360          695        78.99
7.010 ..........................         1          200,700.00      0.04     200,700.00        360          642        90.00
7.035 ..........................         1          205,200.00      0.05     205,200.00        360          615        95.00
7.125 ..........................        44        9,382,002.50      2.09     213,227.33        360          698        79.31
7.145 ..........................         1          288,000.00      0.06     288,000.00        360          655        87.27
7.185 ..........................         1          196,200.00      0.04     196,200.00        360          674        90.00
7.250 ..........................        29        6,159,506.00      1.38     212,396.76        360          675        76.22
7.295 ..........................         1          337,500.00      0.08     337,500.00        360          685        90.00
7.375 ..........................        31        6,139,438.00      1.37     198,046.39        360          692        76.67
7.500 ..........................        20        3,431,323.00      0.77     171,566.15        360          673        80.73
7.580 ..........................         1          127,710.00      0.03     127,710.00        360          665        90.00
7.595 ..........................         1          124,200.00      0.03     124,200.00        360          648        90.00
7.875 ..........................         1          193,500.00      0.04     193,500.00        360          696        90.00
7.895 ..........................         1          143,925.00      0.03     143,925.00        360          730        95.00

                                                                                            WEIGHTED                  WEIGHTED
                                                                   % OF                      AVERAGE                  AVERAGE
                                                                 MORTGAGE     AVERAGE       REMAINING                 ORIGINAL
                                   NUMBER OF      AGGREGATE      LOANS IN    PRINCIPAL       TERM TO      WEIGHTED    LOAN-TO-
                                   MORTGAGE   PRINCIPAL BALANCE    LOAN       BALANCE       MATURITY    AVERAGE FICO   VALUE
CURRENT MORTGAGE RATE (%)            LOANS       OUTSTANDING      GROUP 2  OUTSTANDING($)   (MONTHS)    CREDIT SCORE  RATIO(%)
-------------------------          ---------  -----------------  --------  --------------   ---------   ------------  --------
7.935 ..........................         1          120,600.00      0.03     120,600.00        360          673        90.00
                                     -----     ---------------    ------
 Total .........................     2,050     $447,901,764.58    100.00%
                                     =====     ===============    ======

--------------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 2 mortgage loans (as so adjusted) was approximately 6.045% per annum. Without the adjustment, the weighted average current mortgage rate of the group 2 mortgage loans was approximately 6.063% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                         WEIGHTED           WEIGHTED
                                                                   % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                                 MORTGAGE                     AVERAGE   REMAINING  AVERAGE  ORIGINAL
RANGE OF CURRENT                   NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO   LOAN-TO-
MORTGAGE LOAN                       MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
PRINCIPAL BALANCES ($)               LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)    RATE(%)   (MONTHS)   SCORE   RATIO(%)
-------------------------------    ---------  -----------------  --------  -----------------  --------  ---------  -------- --------
      0.01 -  50,000.00........          5    $      210,000.00     0.05%       42,000.00       6.253      360       712      27.29
 50,000.01 - 100,000.00........        103         8,845,147.13     1.97        85,875.21       6.103      359       705      72.68
100,000.01 - 150,000.00........        346        44,256,099.58     9.88       127,907.80       6.123      359       699      77.01
150,000.01 - 200,000.00........        457        80,342,797.18    17.94       175,804.81       6.161      360       701      77.80
200,000.01 - 250,000.00........        427        96,063,997.06    21.45       224,974.23       6.052      359       701      76.85
250,000.01 - 300,000.00........        346        95,625,508.81    21.35       276,374.30       6.036      359       705      76.93
300,000.01 - 350,000.00........        288        93,153,682.93    20.80       323,450.29       6.019      359       701      77.92
350,000.01 - 400,000.00........         67        24,188,031.89     5.40       361,015.40       5.889      359       704      75.51
400,000.01 - 450,000.00........          5         2,152,500.00     0.48       430,500.00       6.283      360       678      80.40
450,000.01 - 500,000.00........          4         1,910,000.00     0.43       477,500.00       5.980      360       723      68.98
500,000.01 - 550,000.00........          1           504,000.00     0.11       504,000.00       6.875      359       782      80.00
600,000.01 - 650,000.00........          1           650,000.00     0.15       650,000.00       6.375      360       787      54.17
                                     -----    -----------------   ------
   Total.......................      2,050    $  447,901,764.58   100.00%
                                     =====    =================   ======

-----------------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 2 mortgage loans was approximately $218,489.

                              FICO CREDIT SCORES(1)

                                                                                                   WEIGHTED            WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES    LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
---------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
581-600 ...................        2     $    378,300.00     0.08%       189,150.00      5.241       360       588      66.35
601-620 ...................       13        2,583,450.00     0.58        198,726.92      6.641       360       616      68.74
621-640 ...................      145       32,728,819.37     7.31        225,716.00      6.256       360       631      74.78
641-660 ...................      280       60,341,491.17    13.47        215,505.33      6.162       360       652      75.96
661-680 ...................      419       91,151,709.35    20.35        217,545.85      6.224       360       670      78.00
681-700 ...................      251       54,287,465.31    12.12        216,284.72      6.070       360       690      77.02
701-720 ...................      263       56,766,687.59    12.67        215,842.92      5.980       359       710      77.23
721-740 ...................      176       39,192,075.05     8.75        222,682.24      5.864       359       730      77.99
741-760 ...................      174       37,414,875.60     8.35        215,028.02      5.884       359       751      77.49
761-780 ...................      164       36,608,864.68     8.17        223,224.78      5.854       359       771      78.56
781-800 ...................      117       27,255,449.41     6.09        232,952.56      6.060       360       789      76.56
801-820 ...................       42        8,432,981.05     1.88        200,785.26      5.820       359       807      74.43
Not Available .............        4          759,596.00     0.17        189,899.00      6.419       359       N/A      75.00
                               -----     ---------------   ------
     Total ................    2,050     $447,901,764.58   100.00%
                               =====     ===============   ======

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 2 mortgage loans was approximately 702.

                             DOCUMENTATION PROGRAMS

                                                                                                      WEIGHTED            WEIGHTED
                                                                % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                              MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                 MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAM             LOANS       OUTSTANDING     GROUP 2    OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Clues ........................       10    $  2,320,707.82       0.52%     232,070.78       5.921       359       644      82.10
Full/Alternative .............      630     132,437,316.28      29.57      210,217.96       5.827       359       675      77.95
No Income/No Asset ...........       99      19,882,949.86       4.44      200,837.88       6.347       360       691      69.14
Preferred ....................      493     107,858,983.88      24.08      218,780.90       5.746       359       748      77.67
Reduced ......................      769     174,149,329.55      38.88      226,462.07       6.395       360       698      77.20
Stated Income/Stated Asset ...       49      11,252,477.19       2.51      229,642.39       6.256       359       678      71.26
                                  -----    ---------------     ------
     Total ...................    2,050    $447,901,764.58     100.00%
                                  =====    ===============     ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                      WEIGHTED            WEIGHTED
                                                                % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                              MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
ORIGINAL LOAN-TO-VALUE RATIOS    MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
(%)                               LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
50.00 or Less ................        80    $ 14,156,685.26      3.16%      176,958.57       5.891       359      702       41.22
50.01 to 55.00 ...............        36       8,897,581.51      1.99       247,155.04       5.926       360      694       52.74
55.01 to 60.00 ...............        50      10,730,462.13      2.40       214,609.24       5.921       359      695       57.48
60.01 to 65.00 ...............        60      13,193,282.08      2.95       219,888.03       5.763       359      698       62.96
65.01 to 70.00 ...............       100      21,538,511.01      4.81       215,385.11       5.984       359      692       68.19
70.01 to 75.00 ...............       127      29,506,086.26      6.59       232,331.39       6.070       359      686       73.87
75.01 to 80.00 ...............     1,399     308,690,169.86     68.92       220,650.59       6.065       360      705       79.81
80.01 to 85.00 ...............        13       2,861,236.55      0.64       220,095.12       6.017       359      688       84.00
85.01 to 90.00 ...............       138      28,226,616.89      6.30       204,540.70       6.360       359      698       89.67
90.01 to 95.00 ...............        47      10,101,133.03      2.26       214,917.72       6.227       359      717       94.59
                                   -----    ---------------    ------
     Total ...................     2,050    $447,901,764.58    100.00%
                                   =====    ===============    ======

------------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 2 mortgage loans was approximately 77.05%.

(2) Does not take into account any secondary financing on the group 2 mortgage loans that may exist at the time of origination.

               Geographic DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                           WEIGHTED            WEIGHTED
                                                     % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                   MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                     NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                      MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
GEOGRAPHIC AREA        LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Alabama ...........      10      $  1,338,760.52     0.30%       133,876.05      6.109        359      702       72.07
Alaska ............       2           588,100.00     0.13        294,050.00      5.875        359      696       87.12
Arizona ...........     131        26,527,009.56     5.92        202,496.26      6.188        360      703       78.83
Arkansas ..........       1           350,000.00     0.08        350,000.00      6.000        360      638       53.03
California ........     426       116,327,398.16    25.97        273,069.01      6.046        360      704       73.58
Colorado ..........      90        17,918,508.78     4.00        199,094.54      5.769        359      697       79.35
Connecticut .......      12         2,759,159.64     0.62        229,929.97      6.186        359      704       71.99
Delaware ..........       4         1,012,316.00     0.23        253,079.00      5.597        360      667       80.00
Florida ...........     381        74,400,720.98    16.61        195,277.48      6.445        360      707       79.51
Georgia ...........      74        13,061,874.42     2.92        176,511.82      5.886        359      695       78.83
Hawaii ............      18         5,076,817.90     1.13        282,045.44      5.878        359      709       70.35
Idaho .............      25         4,453,854.09     0.99        178,154.16      6.032        360      714       77.12
Illinois ..........      83        18,950,509.88     4.23        228,319.40      6.118        359      696       76.90
Indiana ...........      13         1,794,113.53     0.40        138,008.73      5.795        358      698       77.65
Iowa ..............       4           452,911.56     0.10        113,227.89      6.140        359      695       70.00
Kansas ............       1           359,634.20     0.08        359,634.20      5.000        359      715       62.78
Kentucky ..........      20         3,056,606.00     0.68        152,830.30      5.905        359      707       78.48
Louisiana .........       1           290,931.00     0.06        290,931.00      4.750        355      739       80.00
Maine .............       1           125,405.79     0.03        125,405.79      5.625        359      721       66.07
Maryland ..........      41         9,985,881.50     2.23        243,558.09      5.957        359      690       78.12
Massachusetts .....      25         6,932,339.80     1.55        277,293.59      6.008        360      683       74.63
Michigan ..........      34         5,942,727.64     1.33        174,786.11      5.918        359      702       78.78
Minnesota .........      25         5,405,250.58     1.21        216,210.02      6.152        359      687       82.12
Mississippi .......       5           700,569.10     0.16        140,113.82      5.381        358      717       77.04
Missouri ..........       8         1,117,011.85     0.25        139,626.48      6.002        359      688       77.15
Montana ...........       5           841,768.08     0.19        168,353.62      6.396        360      740       83.73
Nevada ............     175        41,390,867.54     9.24        236,519.24      5.961        359      710       79.28
New Hampshire .....       9         2,217,211.72     0.50        246,356.86      5.640        359      680       73.21
New Jersey ........      12         3,217,549.76     0.72        268,129.15      5.511        358      692       70.44
New Mexico ........       3           478,440.88     0.11        159,480.29      5.896        359      757       79.77
New York ..........       9         2,160,859.08     0.48        240,095.45      5.968        359      675       73.67
North Carolina ....      28         4,645,457.83     1.04        165,909.21      5.899        359      712       80.68

                                                                                             WEIGHTED             WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                        MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
   GEOGRAPHIC AREA        LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Ohio..................         48       7,536,112.75      1.68         157,002.35     5.654        359       702     78.98
Oregon................         31       5,578,185.08      1.25         179,941.45     5.949        359       702     76.94
Pennsylvania..........         20       4,390,813.56      0.98         219,540.68     6.083        360       688     75.71
Rhode Island..........          2         441,600.00      0.10         220,800.00     6.420        360       729     80.00
South Carolina........         17       2,946,685.82      0.66         173,334.46     5.794        359       705     78.63
South Dakota..........          1         233,760.84      0.05         233,760.84     6.500        357       773     80.00
Tennessee.............         26       4,531,678.31      1.01         174,295.32     5.974        359       701     79.44
Texas.................         46       6,745,363.86      1.51         146,638.34     6.080        359       710     78.48
Utah..................         27       5,220,162.52      1.17         193,339.35     5.978        359       692     75.34
Virginia..............         51      12,792,165.06      2.86         250,826.77     5.956        360       697     76.41
Washington............         90      20,473,928.46      4.57         227,488.09     5.870        360       689     78.98
West Virginia.........          2         615,400.00      0.14         307,700.00     6.249        360       689     80.00
Wisconsin.............         10       1,761,040.95      0.39         176,104.10     6.139        359       705     76.56
Wyoming...............          3         754,300.00      0.17         251,433.33     5.678        359       747     78.98
                            -----  -----------------    ------
     Total............      2,050  $  447,901,764.58    100.00%
                            =====  =================    ======

---------
(1) No more than approximately 0.987% of the group 2 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                 WEIGHTED             WEIGHTED
                                                            % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                          MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                            NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                            MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
       LOAN PURPOSE           LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
--------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Refinance (cash-out)......        411  $   93,120,420.68     20.79%   226,570.37          6.029        360       679     69.80
Purchase..................      1,405     305,705,039.62     68.25    217,583.66          6.094        359       710     79.55
Refinance (rate/term).....        234      49,076,304.28     10.96    209,727.80          5.931        359       694     75.23
                                -----  -----------------    ------
     Total................      2,050  $  447,901,764.58    100.00%
                                =====  =================    ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                   WEIGHTED             WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
        PROPERTY TYPE           LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
2 to 4 Family Residence.....         45  $   14,201,615.57      3.17%        315,591.46     6.272        360       713     70.50
Condominium Hotel...........          4       1,036,430.00      0.23         259,107.50     6.218        360       700     56.32
High-rise Condominium.......         33       6,513,733.80      1.45         197,385.87     5.953        360       725     75.52
Low-rise Condominium........        405      81,559,124.03     18.21         201,380.55     6.121        360       714     78.68
Planned Unit Development....        666     149,718,703.86     33.43         224,802.86     6.020        359       704     78.38
Single Family Residence.....        897     194,872,157.32     43.51         217,248.78     6.059        359       694     76.00
                                  -----  -----------------    ------
     Total..................      2,050  $  447,901,764.58    100.00%
                                  =====  =================    ======

                               OCCUPANCY TYPES(1)

                                                                                                   WEIGHTED             WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
       OCCUPANCY TYPE           LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
Investment Property.........        138  $   24,747,132.20      5.53%        179,327.04     6.521        360       712     72.40
Primary Residence...........      1,650     367,007,380.83     81.94         222,428.72     6.025        359       697     76.91
Secondary Residence.........        262      56,147,251.55     12.54         214,302.49     6.110        360       734     80.03
                                  -----  -----------------    ------
     Total..................      2,050  $  447,901,764.58    100.00%
                                  =====  =================  ========

---------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                                WEIGHTED
                                                              % OF                       WEIGHTED               AVERAGE
                                                            MORTGAGE                     AVERAGE    WEIGHTED    ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT     AVERAGE    LOAN-TO-
REMAINING TERM                MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  FICO CREDIT   VALUE
TO MATURITY (MONTHS)            LOANS       OUTSTANDING     GROUP 2    OUTSTANDING($)    RATE(%)      SCORE     RATIO(%)
--------------------          ---------  -----------------  --------  -----------------  --------  -----------  --------
360.........................      1,493  $  321,528,995.64     71.79%        215,357.67     6.191          699     76.96
359.........................        342      78,588,825.11     17.55         229,791.89     5.898          706     77.20
358.........................         81      17,829,754.18      3.98         220,120.42     5.833          703     77.43
357.........................         34       7,615,659.01      1.70         223,989.97     5.684          709     81.67
356.........................         39       9,004,384.25      2.01         230,881.65     4.858          727     76.92
355.........................         41       8,942,610.30      2.00         218,112.45     5.131          732     73.58
354.........................         14       3,198,464.94      0.71         228,461.78     5.501          739     79.26
353.........................          3         629,258.67      0.14         209,752.89     5.911          687     80.74
350.........................          1          89,450.00      0.02          89,450.00     5.125          660     56.11
347.........................          1         141,362.48      0.03         141,362.48     6.500          754     90.00
341.........................          1         333,000.00      0.07         333,000.00     5.500          672     74.00
                                  -----  -----------------    ------
     Total..................      2,050  $  447,901,764.58    100.00%
                                  =====  =================    ======

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 2 mortgage loans was approximately 359 months.

                                  LOAN PROGRAMS

                                                                                                   WEIGHTED             WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
       LOAN PROGRAM             LOANS       OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
One-Year LIBOR..............      2,046  $  447,432,967.53     99.90%        218,686.69     6.063        359       702     77.05
One-Year CMT................          4         468,797.05      0.10         117,199.26     5.986        359       722     81.59
                                  -----  -----------------    ------
     Total..................      2,050  $  447,901,764.58    100.00%
                                  =====  =================    ======

                                GROSS MARGINS(1)

                                                                                                     WEIGHTED             WEIGHTED
                                                               % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                             MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                             NUMBER OF        AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO    FICO     LOAN-TO-
                             MORTGAGE     PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY   CREDIT     VALUE
GROSS MARGIN (%)              LOANS          OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------             ---------    -----------------  --------   -----------------  --------  ---------  --------  --------
2.250......................   1,969       $  432,434,048.38     96.55%      219,621.15      6.050       359       702      76.64
2.625......................       3              513,699.15      0.11       171,233.05      6.294       358       684      83.31
2.750......................      34            6,125,003.38      1.37       180,147.16      6.065       359       711      88.00
2.875......................      19            3,779,979.87      0.84       198,946.31      6.450       359       689      89.69
3.125......................      10            1,913,392.67      0.43       191,339.27      6.878       360       686      93.12
3.250......................       8            1,753,481.41      0.39       219,185.18      6.635       358       695      83.43
3.375......................       2              337,500.00      0.08       168,750.00      6.498       360       669      90.00
3.500......................       3              522,000.00      0.12       174,000.00      7.981       360       651      88.49
3.750......................       1              317,459.72      0.07       317,459.72      5.750       356       787      94.98
4.000......................       1              205,200.00      0.05       205,200.00      7.625       360       615      95.00
                              -----       -----------------    ------
     Total.................   2,050       $  447,901,764.58    100.00%
                              =====       =================    ======

---------
(1) As of the cut-off date, the weighted average gross margin of the group 2 mortgage loans was approximately 2.274%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                    WEIGHTED             WEIGHTED
                                                              % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                            MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
INITIAL RATE ADJUSTMENT DATE   LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
May 1, 2009.................        1    $      333,000.00      0.07%      333,000.00       5.500      341        672     74.00
November 1, 2009............        1           141,362.48      0.03       141,362.48       6.500      347        754     90.00
February 1, 2010............        1            89,450.00      0.02        89,450.00       5.125      350        660     56.11
May 1, 2010.................        3           629,258.67      0.14       209,752.89       5.911      353        687     80.74
June 1, 2010................       14         3,198,464.94      0.71       228,461.78       5.501      354        739     79.26
July 1, 2010................       41         8,942,610.30      2.00       218,112.45       5.131      355        732     73.58
August 1, 2010..............       39         9,004,384.25      2.01       230,881.65       4.858      356        727     76.92
September 1, 2010...........       34         7,615,659.01      1.70       223,989.97       5.684      357        709     81.67
October 1, 2010.............       81        17,829,754.18      3.98       220,120.42       5.833      358        703     77.43

                                                                                                    WEIGHTED             WEIGHTED
                                                              % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                            MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
INITIAL RATE ADJUSTMENT DATE   LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
November 1, 2010............      342        78,588,825.11     17.55       229,791.89       5.898      359        706     77.20
December 1, 2010............    1,426       307,677,970.64     68.69       215,762.95       6.192      360        699     77.01
January 1, 2011.............       67        13,851,025.00      3.09       206,731.72       6.165      360        702     75.92
                                -----    -----------------    ------
     Total..................    2,050    $  447,901,764.58    100.00%
                                =====    =================    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                  WEIGHTED             WEIGHTED
                                                            % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                          MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF NUMBER OF MONTHS   NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
TO INITIAL RATE ADJUSTMENT  MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
DATE                         LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
--------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
41 - 61...................    2,050    $  447,901,764.58    100.00%      218,488.67      6.063       359       702      77.05
                              -----    -----------------    ------
     Total................    2,050    $  447,901,764.58    100.00%
                              =====    =================    ======

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                 WEIGHTED             WEIGHTED
                                                           % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                         MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                           NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
MAXIMUM MORTGAGE RATE (%)   LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)    RATE(%)  (MONTHS)    SCORE    RATIO(%)
-------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
 7.500 ..................        1    $      188,219.10      0.04%      188,219.10       2.500      355       790      60.13
 8.000 ..................        1           240,000.00      0.05       240,000.00       3.000      356       709      80.00
 8.500 ..................        1           236,043.00      0.05       236,043.00       3.500      359       715      80.00
 8.750 ..................        3           619,474.07      0.14       206,491.36       3.750      356       742      53.51
 8.875 ..................        2           444,705.13      0.10       222,352.57       3.875      357       695      80.00
 9.000 ..................        7         1,539,515.66      0.34       219,930.81       3.942      356       739      70.15
 9.125 ..................        4         1,013,252.16      0.23       253,313.04       4.125      355       741      75.04
 9.250 ..................        2           269,311.05      0.06       134,655.53       4.250      359       751      80.00
 9.375 ..................        3           836,405.83      0.19       278,801.94       4.375      358       749      74.45
 9.500 ..................       12         2,109,279.97      0.47       175,773.33       4.500      358       703      74.06
 9.625 ..................        8         1,797,800.84      0.40       224,725.11       4.625      357       771      66.20
 9.750 ..................       15         3,790,185.03      0.85       252,679.00       4.750      358       705      75.79
 9.875 ..................       14         2,955,356.62      0.66       211,096.90       4.875      359       714      75.37
10.000 ..................       35         7,838,595.10      1.75       223,959.86       4.954      358       707      72.98
10.125 ..................       22         4,406,528.57      0.98       200,296.75       5.125      359       710      74.86
10.250 ..................       57        12,498,589.78      2.79       219,273.50       5.232      359       702      77.00
10.375 ..................       80        17,546,566.73      3.92       219,332.08       5.375      359       722      76.19
10.500 ..................      126        28,703,916.73      6.41       227,808.86       5.500      359       709      78.56
10.625 ..................      111        25,819,881.65      5.76       232,611.55       5.614      360       711      76.53
10.650 ..................        1           315,000.00      0.07       315,000.00       5.650      360       652      90.00
10.750 ..................      178        40,124,658.89      8.96       225,419.43       5.750      359       704      75.64
10.875 ..................      246        55,014,676.90     12.28       223,636.90       5.875      360       707      76.82
10.990 ..................        1           119,760.02      0.03       119,760.02       5.990      358       762      80.00
11.000 ..................      133        30,233,187.99      6.75       227,317.20       5.987      359       703      74.59
11.125 ..................      101        21,323,190.32      4.76       211,120.70       6.088      360       706      77.93
11.250 ..................      117        24,810,634.55      5.54       212,056.71       6.236      360       706      78.40
11.375 ..................      121        26,551,589.55      5.93       219,434.62       6.375      360       701      77.19
11.500 ..................      133        28,641,778.60      6.39       215,351.72       6.469      360       689      77.93
11.625 ..................       79        16,542,446.83      3.69       209,398.06       6.625      360       683      76.59
11.750 ..................      113        24,034,203.51      5.37       212,692.07       6.704      360       692      78.25
11.875 ..................      120        26,456,350.91      5.91       220,469.59       6.813      360       692      78.38
12.000 ..................       51         9,873,703.51      2.20       193,602.03       6.949      360       698      79.11

                                                                                                 WEIGHTED             WEIGHTED
                                                           % OF                        WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                         MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                           NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
MAXIMUM MORTGAGE RATE (%)    LOANS       OUTSTANDING     GROUP 2      OUTSTANDING($)    RATE(%)  (MONTHS)    SCORE    RATIO(%)
-------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
12.125 ..................       49        10,521,802.50      2.35       214,730.66       7.038      360       697      79.81
12.250 ..................       32         6,942,186.07      1.55       216,943.31       7.154      360       679      76.71
12.375 ..................       34         6,818,999.41      1.52       200,558.81       7.275      360       691      77.59
12.500 ..................       24         4,396,633.00      0.98       183,193.04       7.376      360       683      80.49
12.625 ..................        3           431,100.00      0.10       143,700.00       7.625      360       648      92.38
12.750 ..................        2           364,600.00      0.08       182,300.00       6.750      359       620      83.31
12.875 ..................        2           389,700.00      0.09       194,850.00       7.875      360       685      90.00
13.125 ..................        2           625,500.00      0.14       312,750.00       8.125      360       671      88.74
13.250 ..................        1           127,710.00      0.03       127,710.00       8.250      360       665      90.00
13.625 ..................        3           388,725.00      0.09       129,575.00       8.625      360       686      91.85
                             -----    -----------------    ------
     Total                   2,050    $  447,901,764.58    100.00%
                             =====    =================    ======

-----
(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 2 mortgage loans was approximately 11.084% per annum.

                            INITIAL PERIODIC RATE CAP

                                                                                                     WEIGHTED             WEIGHTED
                                                               % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                             MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
INITIAL PERIODIC RATE CAP (%)   LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
-----------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
2.000........................       37    $    8,127,527.94      1.81%      219,662.92       5.625      357        701      76.64
5.000........................    2,007       437,954,236.64     97.78       218,213.37       6.070      359        702      77.06
6.000........................        6         1,820,000.00      0.41       303,333.33       6.147      360        726      77.01
                                 -----    -----------------    ------
     Total...................    2,050    $  447,901,764.58    100.00%
                                 =====    =================    ======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                                     WEIGHTED             WEIGHTED
                                                               % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                             MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
SUBSEQUENT PERIODIC            MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
   RATE CAP (%)                 LOANS        OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
-------------------            ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
2.000........................    2,050    $  447,901,764.58    100.00%      218,488.67       6.063      359        702      77.05
                                 -----    -----------------    ------
     Total...................    2,050    $  447,901,764.58    100.00%
                                 =====    =================    ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                      WEIGHTED            WEIGHTED
                                                               % OF                        WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                             MORTGAGE                      AVERAGE   REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)        LOANS       OUTSTANDING     GROUP 2      OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
-------------------------      ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
2.250........................    1,969    $  432,434,048.38     96.55%      219,621.15       6.050      359        702      76.64
2.625........................        3           513,699.15      0.11       171,233.05       6.294      358        684      83.31
2.750........................       34         6,125,003.38      1.37       180,147.16       6.065      359        711      88.00
2.875........................       19         3,779,979.87      0.84       198,946.31       6.450      359        689      89.69
3.125........................       10         1,913,392.67      0.43       191,339.27       6.878      360        686      93.12
3.250........................        8         1,753,481.41      0.39       219,185.18       6.635      358        695      83.43
3.375........................        2           337,500.00      0.08       168,750.00       6.498      360        669      90.00
3.500........................        3           522,000.00      0.12       174,000.00       7.981      360        651      88.49
3.750........................        1           317,459.72      0.07       317,459.72       5.750      356        787      94.98
4.000........................        1           205,200.00      0.05       205,200.00       7.625      360        615      95.00
                                 -----    -----------------    ------
     Total...................    2,050    $  447,901,764.58    100.00%
                                 -----    -----------------    ------

---------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 2 mortgage loans was approximately 2.274% per annum.

                                  LOAN GROUP 3

                            CURRENT MORTGAGE RATES(1)

                                                                                             WEIGHTED                WEIGHTED
                                                                 % OF                        AVERAGE                  AVERAGE
                                                                MORTGAGE                     REMAINING  WEIGHTED     ORIGINAL
                                  NUMBER OF     AGGREGATE      LOANS IN        AVERAGE       TERM TO     AVERAGE     LOAN-TO-
                                   MORTGAGE PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MATURITY  FICO CREDIT     VALUE
    CURRENT MORTGAGE RATE (%)       LOANS      OUTSTANDING      GROUP 3     OUTSTANDING($)   (MONTHS)     SCORE       RATIO(%)
--------------------------------- --------- ------------------ ---------  ----------------- ---------- ----------- -------------
3.500............................     1     $       356,025.48      0.26%     356,025.48        355        801          37.08
3.625............................     1             335,534.90      0.24      335,534.90        356        703          80.00
3.750............................     4             892,654.25      0.64      223,163.56        356        736          76.10
3.875............................     2             615,956.19      0.44      307,978.10        356        766          72.71
4.000............................     4             992,825.49      0.71      248,206.37        356        713          65.90
4.110............................     1             199,903.74      0.14      199,903.74        357        685          90.00
4.125............................     4             881,729.35      0.63      220,432.34        356        775          77.05
4.250............................     4             971,574.19      0.70      242,893.55        356        743          79.39
4.375............................     4             928,004.03      0.67      232,001.01        355        751          75.80
4.500............................     5           1,241,037.99      0.89      248,207.60        355        766          70.43
4.510............................     1             245,968.62      0.18      245,968.62        355        709          90.00
4.625............................     5           1,001,274.94      0.72      200,254.99        356        704          71.46
4.750............................     4             840,041.14      0.60      210,010.29        356        736          69.08
4.875............................     4           1,049,668.56      0.75      262,417.14        358        733          71.80
5.000............................     4             952,172.20      0.68      238,043.05        357        727          84.22
5.125............................     2             379,784.00      0.27      189,892.00        358        759          80.00
5.250............................     8           1,863,991.00      1.34      232,998.88        359        750          70.70
5.295............................     1             135,413.49      0.10      135,413.49        356        705          87.74
5.355............................     1             115,852.00      0.08      115,852.00        360        697          90.00
5.375............................    13           2,386,581.14      1.71      183,583.16        359        723          77.69
5.385............................     2             483,300.00      0.35      241,650.00        360        676          89.67
5.395............................     1             177,203.66      0.13      177,203.66        357        639          90.00
5.500............................    20           3,951,848.11      2.84      197,592.41        359        712          76.67
5.510............................     1             104,983.94      0.08      104,983.94        357        696          90.00
5.625............................    51          11,795,744.07      8.46      231,289.10        360        720          75.57
5.635............................     1             149,400.00      0.11      149,400.00        359        692          90.00
5.750............................    51          12,459,243.88      8.94      244,298.90        359        720          75.70
5.845............................     1             324,000.00      0.23      324,000.00        360        670          90.00
5.860............................     1              80,566.54      0.06       80,566.54        357        767          90.00
5.875............................   101          23,788,043.64     17.07      235,525.18        360        713          76.81
5.920............................     1             147,396.97      0.11      147,396.97        357        731          91.23

                                                                                             WEIGHTED                WEIGHTED
                                                                 % OF                        AVERAGE                  AVERAGE
                                                                MORTGAGE                     REMAINING  WEIGHTED     ORIGINAL
                                  NUMBER OF     AGGREGATE      LOANS IN        AVERAGE       TERM TO     AVERAGE     LOAN-TO-
                                   MORTGAGE PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MATURITY  FICO CREDIT     VALUE
    CURRENT MORTGAGE RATE (%)       LOANS      OUTSTANDING      GROUP 3     OUTSTANDING($)   (MONTHS)     SCORE       RATIO(%)
--------------------------------- --------- ------------------ ---------  ----------------- ---------- ----------- -------------
6.000............................    53          11,093,882.26      7.96      209,318.53        360        729          77.82
6.030............................     1             140,000.00      0.10      140,000.00        360        755          86.42
6.035............................     1             240,350.00      0.17      240,350.00        360        741          95.00
6.125............................    59          13,619,886.74      9.77      230,845.54        360        721          78.35
6.250............................    60          13,265,800.72      9.52      221,096.68        360        717          79.47
6.375............................    53          12,135,711.00      8.71      228,975.68        360        699          75.37
6.500............................    28           6,805,093.00      4.88      243,039.04        360        734          72.43
6.625............................    20           4,935,345.00      3.54      246,767.25        360        711          74.12
6.750............................    11           2,348,026.00      1.68      213,456.91        360        674          73.17
6.875............................    11           3,286,575.99      2.36      298,779.64        360        741          77.90
7.000............................     1             316,700.00      0.23      316,700.00        359        762          90.00
7.095............................     1             159,134.00      0.11      159,134.00        360        659          88.00
7.125............................     1             496,000.00      0.36      496,000.00        360        661          80.00
7.250............................     1             322,000.00      0.23      322,000.00        360        629          71.56
7.375............................     1             106,400.00      0.08      106,400.00        360        678          80.00
7.500............................     1             244,800.00      0.18      244,800.00        360        610          80.00
                                    ---     ------------------    ------
     Total.......................   607     $   139,363,428.22    100.00%
                                    ===     ==================    ======

---------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 3 mortgage loans (as so adjusted) was approximately 5.908% per annum. Without the adjustment, the weighted average current mortgage rate of the group 3 mortgage loans was approximately 5.918% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                    WEIGHTED             WEIGHTED
                                                              % OF                        WEIGHTED  AVERAGE    WEIGHTED  AVERAGE
                                                            MORTGAGE                      AVERAGE  REMAINING   AVERAGE   ORIGINAL
       RANGE OF CURRENT         NUMBER OF     AGGREGATE      LOANS IN      AVERAGE        CURRENT   TERM TO      FICO    LOAN-TO-
         MORTGAGE LOAN           MORTGAGE PRINCIPAL BALANCE   LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
    PRINCIPAL BALANCES ($)        LOANS      OUTSTANDING     GROUP 3     OUTSTANDING($)   RATE(%)   (MONTHS)    SCORE    RATIO(%)
------------------------------- --------- ----------------- ---------  ----------------- --------- ---------- --------- ---------
 50,000.01 - 100,000.00........     25    $    2,071,976.47      1.49%     82,879.06       6.047      359        713      71.56
100,000.01 - 150,000.00........    104        13,317,822.33      9.56     128,055.98       5.857      359        714      76.36
150,000.01 - 200,000.00........    119        20,981,887.15     15.06     176,318.38       5.903      359        722      76.20
200,000.01 - 250,000.00........    118        26,738,442.13     19.19     226,596.97       5.957      359        720      78.22
250,000.01 - 300,000.00........     91        25,047,736.26     17.97     275,249.85       5.897      359        716      76.80
300,000.01 - 350,000.00........    108        34,842,244.98     25.00     322,613.38       5.918      359        712      76.49
350,000.01 - 400,000.00........     32        11,504,448.90      8.25     359,514.03       5.882      359        729      73.70
400,000.01 - 450,000.00........      1           441,600.00      0.32     441,600.00       6.875      360        760      80.00
450,000.01 - 500,000.00........      5         2,383,100.00      1.71     476,620.00       5.820      359        747      75.36
500,000.01 - 550,000.00........      4         2,034,170.00      1.46     508,542.50       6.187      359        733      78.68
                                   ---    -----------------    ------
   Total.......................    607    $  139,363,428.22    100.00%
                                   ===    =================    ======

---------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 3 mortgage loans was approximately $229,594.

                              FICO CREDIT SCORES(1)

                                                                                                    WEIGHTED           WEIGHTED
                                                                % OF                       WEIGHTED  AVERAGE  WEIGHTED  AVERAGE
                                                              MORTGAGE                     AVERAGE  REMAINING  AVERAGE ORIGINAL
                                 NUMBER OF     AGGREGATE      LOANS IN        AVERAGE      CURRENT   TERM TO    FICO   LOAN-TO-
                                  MORTGAGE PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE MORTGAGE  MATURITY  CREDIT    VALUE
RANGE OF FICO CREDIT SCORES        LOANS      OUTSTANDING      GROUP 3      OUTSTANDING($)  RATE(%)  (MONTHS)  SCORE   RATIO(%)
------------------------------- ---------- ----------------- ----------  ----------------- -------- --------- -------- ---------
601-620........................      5     $    1,189,402.00       0.85%    237,880.40       6.535     359      612      79.48
621-640........................     32          6,510,027.60       4.67     203,438.36       6.059     360      631      75.23
641-660........................     41          9,412,597.55       6.75     229,575.55       6.099     360      653      76.98
661-680........................     80         17,649,962.76      12.66     220,624.53       6.091     360      671      76.42
681-700........................     65         15,178,948.02      10.89     233,522.28       5.913     359      691      77.88
701-720........................     93         22,266,357.41      15.98     239,423.20       5.802     359      709      75.46
721-740........................     69         16,272,877.62      11.68     235,838.81       6.013     359      731      77.28
741-760........................     88         20,875,707.95      14.98     237,223.95       5.861     359      750      78.05
761-780........................     68         14,946,873.09      10.73     219,806.96       5.762     359      771      76.37
781-800........................     43         10,157,414.29       7.29     236,218.94       5.829     359      789      75.57
801-820........................     22          4,787,259.93       3.44     217,602.72       5.714     359      806      71.36
Not Available..................      1            116,000.00       0.08     116,000.00       6.625     360      N/A      80.00
                                   ---     -----------------     ------
     Total.....................    607     $  139,363,428.22     100.00%
                                   ===     =================     ======

---------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 3 mortgage loans was approximately 719.

                             DOCUMENTATION PROGRAMS

                                                                                                   WEIGHTED           WEIGHTED
                                                               % OF                       WEIGHTED  AVERAGE  WEIGHTED AVERAGE
                                                              MORTGAGE                     AVERAGE REMAINING  AVERAGE ORIGINAL
                                 NUMBER OF     AGGREGATE      LOANS IN       AVERAGE       CURRENT  TERM TO    FICO   LOAN-TO-
                                 MORTGAGE  PRINCIPAL BALANCE   LOAN     PRINCIPAL BALANCE MORTGAGE MATURITY   CREDIT   VALUE
     DOCUMENTATION PROGRAM         LOANS      OUTSTANDING     GROUP 3     OUTSTANDING($)   RATE(%)  (MONTHS)  SCORE   RATIO(%)
------------------------------- ---------- ----------------- ---------  ----------------- -------- --------- -------- --------
Clues..........................       5    $    1,277,043.12      0.92%     255,408.62      5.735     360       654    78.27
Full/Alternative...............     251        54,824,207.07     39.34      218,423.14      5.780     359       706    77.49
No Income/No Asset.............      14         3,269,075.13      2.35      233,505.37      6.107     360       714    61.96
Preferred......................     175        42,430,802.51     30.45      242,461.73      5.764     359       749    76.41
Reduced........................     152        35,708,805.20     25.62      234,926.35      6.278     360       707    76.78
Stated Income/Stated Asset.....       7         1,517,200.00      1.09      216,742.86      6.519     360       668    70.76
Streamline.....................       3           336,295.19      0.24      112,098.40      5.703     360       640    73.51
                                    ---    -----------------    ------
     Total.....................     607    $  139,363,428.22    100.00%
                                    ===    =================    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                   WEIGHTED            WEIGHTED
                                                               % OF                       WEIGHTED  AVERAGE  WEIGHTED  AVERAGE
                                                              MORTGAGE                     AVERAGE REMAINING  AVERAGE  ORIGINAL
           RANGE OF              NUMBER OF      AGGREGATE     LOANS IN        AVERAGE      CURRENT  TERM TO    FICO    LOAN-TO-
 ORIGINAL LOAN-TO-VALUE RATIOS   MORTGAGE  PRINCIPAL BALANCE   LOAN     PRINCIPAL BALANCE MORTGAGE MATURITY   CREDIT    VALUE
              (%)                 LOANS       OUTSTANDING     GROUP 3      OUTSTANDING($)  RATE(%)  (MONTHS)   SCORE   RATIO(%)
------------------------------- ---------- ----------------- ---------  ----------------- -------- --------- -------- --------
50.00 or Less..................     23     $    4,348,199.66      3.12%    189,052.16       5.865     359       719     39.02
50.01 to 55.00.................     13          3,066,594.97      2.20     235,891.92       5.913     359       740     52.42
55.01 to 60.00.................     16          3,871,695.03      2.78     241,980.94       5.527     359       733     57.37
60.01 to 65.00.................     21          5,010,877.78      3.60     238,613.23       5.856     360       717     62.69
65.01 to 70.00.................     22          4,860,396.81      3.49     220,927.13       5.809     359       709     68.10
70.01 to 75.00.................     44         11,015,543.03      7.90     250,353.25       5.937     360       708     73.05
75.01 to 80.00.................    416         96,981,589.82     69.59     233,128.82       5.930     359       719     79.76
80.01 to 85.00.................      3            509,807.37      0.37     169,935.79       5.166     358       710     82.08
85.01 to 90.00.................     30          5,727,594.11      4.11     190,919.80       6.114     359       701     89.62
90.01 to 95.00.................     19          3,971,129.64      2.85     209,006.82       6.032     360       736     94.37
                                   ---     -----------------    ------
     Total.....................    607     $  139,363,428.22    100.00%
                                   ===     =================    ======

---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 3 mortgage loans was approximately 76.54%.

(2) Does not take into account any secondary financing on the group 3 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                         WEIGHTED            WEIGHTED
                                                  % OF                        WEIGHTED   AVERAGE    WEIGHTED  AVERAGE
                                                MORTGAGE                      AVERAGE   REMAINING   AVERAGE  ORIGINAL
                   NUMBER OF      AGGREGATE     LOANS IN        AVERAGE       CURRENT    TERM TO      FICO   LOAN-TO-
                    MORTGAGE  PRINCIPAL BALANCE   LOAN     PRINCIPAL BALANCE  MORTGAGE   MATURITY    CREDIT    VALUE
GEOGRAPHIC AREA      LOANS       OUTSTANDING    GROUP 3      OUTSTANDING($)    RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------  ---------  ----------------- --------   -----------------  --------  ---------   -------- --------
Alabama..........       3     $      375,168.04     0.27%     125,056.01         5.780      359        752      71.34
Alaska...........       1            267,632.00     0.19      267,632.00         5.000      358        737      95.00
Arizona..........      15          2,864,952.63     2.06      190,996.84         6.094      359        721      79.40
Arkansas.........       1            225,200.00     0.16      225,200.00         5.875      358        680      80.00
California.......     120         35,842,691.36    25.72      298,689.09         6.050      360        718      73.11
Colorado.........      22          4,098,217.18     2.94      186,282.60         5.955      359        709      79.30
Connecticut......      11          2,577,400.00     1.85      234,309.09         6.113      360        700      65.05
Florida..........      52         10,847,564.10     7.78      208,607.00         6.106      359        726      76.26
Georgia..........      16          3,420,000.10     2.45      213,750.01         6.006      359        707      83.37
Hawaii...........      10          4,205,910.00     3.02      420,591.00         5.677      359        742      77.06
Idaho............      13          2,000,686.94     1.44      153,899.00         5.634      359        694      79.84
Illinois.........      13          2,749,813.73     1.97      211,524.13         5.711      358        715      79.16
Indiana..........       7          1,327,126.84     0.95      189,589.55         5.736      359        687      79.82
Kansas...........       2            449,435.84     0.32      224,717.92         4.250      356        719      78.69
Kentucky.........       1            121,460.00     0.09      121,460.00         4.750      359        749      80.00
Louisiana........       1            228,000.00     0.16      228,000.00         6.250      360        721      80.00
Maine............       1            265,000.00     0.19      265,000.00         6.375      360        690      44.17
Maryland.........       8          1,985,591.71     1.42      248,198.96         5.733      359        697      66.79
Massachusetts....      29          6,863,161.40     4.92      236,660.74         6.000      360        711      76.92
Michigan.........       9          1,546,024.82     1.11      171,780.54         5.692      359        710      80.67
Minnesota........       6          1,255,849.35     0.90      209,308.23         5.017      357        754      76.42
Mississippi......       1            225,736.17     0.16      225,736.17         4.750      354        747      80.00
Missouri.........       4            574,440.00     0.41      143,610.00         5.954      360        724      82.75
Montana..........       3            423,220.00     0.30      141,073.33         6.237      360        683      82.87
Nebraska.........       1            188,942.00     0.14      188,942.00         6.375      360        738      80.00
Nevada...........      59         12,764,617.25     9.16      216,349.44         6.120      359        729      78.14
New Hampshire....       2            495,200.00     0.36      247,600.00         6.296      360        685      80.00
New Jersey.......      17          4,467,890.97     3.21      262,817.12         5.687      359        732      80.29
New Mexico.......       1            266,000.00     0.19      266,000.00         6.250      360        744      80.00
New York.........       7          2,118,800.00     1.52      302,685.71         5.786      359        713      78.88
North Carolina...      19          3,710,008.67     2.66      195,263.61         5.882      359        719      80.56

                                                                                         WEIGHTED            WEIGHTED
                                                  % OF                        WEIGHTED   AVERAGE    WEIGHTED  AVERAGE
                                                MORTGAGE                      AVERAGE   REMAINING   AVERAGE  ORIGINAL
                   NUMBER OF      AGGREGATE     LOANS IN        AVERAGE       CURRENT    TERM TO      FICO   LOAN-TO-
                    MORTGAGE  PRINCIPAL BALANCE   LOAN     PRINCIPAL BALANCE  MORTGAGE   MATURITY    CREDIT    VALUE
GEOGRAPHIC AREA      LOANS       OUTSTANDING    GROUP 3      OUTSTANDING($)    RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------  ---------  ----------------- --------   -----------------  --------  ---------   -------- --------
Ohio.............      13          1,844,897.24     1.32      141,915.17         5.614      359        728      77.86
Oklahoma.........       2            279,485.00     0.20      139,742.50         4.358      356        707      79.99
Oregon...........      33          6,713,076.33     4.82      203,426.56         5.724      359        712      75.61
Pennsylvania.....       3            645,259.39     0.46      215,086.46         4.997      357        727      69.99
Rhode Island.....       5          1,125,470.00     0.81      225,094.00         6.156      360        739      82.46
South Carolina...       9          1,665,970.27     1.20      185,107.81         5.452      358        754      78.51
Tennessee........       5            862,453.02     0.62      172,490.60         4.946      357        681      78.40
Texas............      13          2,161,317.93     1.55      166,255.23         5.810      359        732      81.75
Utah.............      11          2,184,162.00     1.57      198,560.18         5.923      360        702      76.23
Vermont..........       1            111,491.00     0.08      111,491.00         5.250      359        706      65.58
Virginia.........       9          2,169,668.62     1.56      241,074.29         5.764      359        690      75.09
Washington.......      46         10,415,623.21     7.47      226,426.59         5.909      360        719      79.63
West Virginia....       1            234,000.00     0.17      234,000.00         5.875      358        631      75.00
Wyoming..........       1            198,813.11     0.14      198,813.11         6.000      358        698      55.50
                      ---     ----------------- --------
     Total.......     607     $  139,363,428.22   100.00%
                      ===     ================= ========

----------
(1) No more than approximately 1.443% of the group 3 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                                 WEIGHTED             WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE   WEIGHTED   AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING  AVERAGE    ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT     TERM TO     FICO     LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE    MATURITY   CREDIT     VALUE
LOAN PURPOSE                LOANS       OUTSTANDING     GROUP 3      OUTSTANDING($)   RATE(%)     (MONTHS)   SCORE     RATIO(%)
------------------------  ---------  -----------------  --------   -----------------  --------   ---------  --------  ---------
Refinance (cash-out)....     140     $   33,013,618.41    23.69%      235,811.56         5.872       359         693      70.45
Purchase................     400         91,061,406.61     65.34      227,653.52         5.954       359         727      79.50
Refinance (rate/term)...      67         15,288,403.20     10.97      228,185.12         5.799       359         723      72.10
                             ---     -----------------  --------
     Total..............     607     $  139,363,428.22    100.00%
                             ===     =================  ========

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                   WEIGHTED              WEIGHTED
                                                            % OF                        WEIGHTED    AVERAGE   WEIGHTED    AVERAGE
                                                          MORTGAGE                      AVERAGE    REMAINING  AVERAGE    ORIGINAL
                            NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT     TERM TO     FICO     LOAN-TO-
                             MORTGAGE  PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE    MATURITY   CREDIT      VALUE
PROPERTY TYPE                 LOANS       OUTSTANDING     GROUP 3      OUTSTANDING($)   RATE(%)     (MONTHS)   SCORE     RATIO(%)
--------------------------- ---------  -----------------  --------   -----------------  --------   ---------  --------  ---------
2 to 4 Family Residence....     23     $    7,516,870.00      5.39%      326,820.43        6.190         360       724      75.90
Condominium Hotel..........      2            415,840.00      0.30       207,920.00        6.306         360       730      80.00
Co-operative...............      1            276,000.00      0.20       276,000.00        6.500         360       709      80.00
High-rise Condominium......      4            985,000.00      0.71       246,250.00        5.963         360       729      77.38
Low-rise Condominium.......    119         26,356,463.43     18.91       221,482.89        5.997         360       734      79.98
Manufactured Housing.......      1            101,974.82      0.07       101,974.82        4.375         350       638      90.00
Planned Unit Development...    159         36,792,710.27     26.40       231,400.69        5.797         359       720      78.09
Single Family Residence....    298         66,918,569.70     48.02       224,558.96        5.919         359       711      74.34
                               ---     -----------------  --------
     Total.................    607     $  139,363,428.22    100.00%
                               ===     =================  ========

                               OCCUPANCY TYPES(1)

                                                                                                 WEIGHTED             WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE   WEIGHTED   AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING  AVERAGE    ORIGINAL
                          NUMBER OF       AGGREGATE     LOANS IN        AVERAGE       CURRENT     TERM TO     FICO     LOAN-TO-
                          MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE    MATURITY   CREDIT     VALUE
OCCUPANCY TYPE              LOANS        OUTSTANDING    GROUP 3      OUTSTANDING($)   RATE(%)     (MONTHS)   SCORE     RATIO(%)
------------------------  ---------  -----------------  --------   -----------------  --------   ---------  --------  ---------
Investment Property.....      34     $    6,642,251.49      4.77%      195,360.34        6.189         360       734      70.18
Primary Residence.......     503        116,784,469.50     83.80       232,175.88        5.873         359       715      76.40
Secondary Residence.....      70         15,936,707.23     11.44       227,667.25        6.135         360       737      80.24
                             ----    -----------------  --------
     Total..............     607     $  139,363,428.22    100.00%
                             ====    =================  ========

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                                    WEIGHTED
                                                            % OF                          WEIGHTED                  AVERAGE
                                                          MORTGAGE                         AVERAGE    WEIGHTED      ORIGINAL
                          NUMBER OF       AGGREGATE       LOANS IN        AVERAGE          CURRENT     AVERAGE      LOAN-TO-
REMAINING TERM            MORTGAGE    PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE    MORTGAGE   FICO CREDIT     VALUE
TO MATURITY (MONTHS)       LOANS         OUTSTANDING      GROUP 3     OUTSTANDING($)       RATE(%)      SCORE       RATIO(%)
-----------------------   ---------   -----------------   --------   -----------------    --------   -----------    --------
360....................      431      $   99,614,085.00    71.48%       231,123.17          6.106        717         76.68
359....................       89          19,752,486.73    14.17        221,938.05          5.865        714         76.79
358....................       27           5,796,057.35     4.16        214,668.79          5.624        723         77.65
357....................       11           2,094,403.93     1.50        190,400.36          5.343        704         83.06
356....................       22           6,021,196.03     4.32        273,690.73          4.640        739         73.44
355....................       22           4,806,740.61     3.45        218,488.21          4.704        742         71.26
354....................        4           1,176,483.75     0.84        294,120.94          4.959        771         80.00
350....................        1             101,974.82     0.07        101,974.82          4.375        638         90.00
                             ---      -----------------   ------
     Total.............      607      $  139,363,428.22   100.00%
                             ===      =================   ======

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 3 mortgage loans was approximately 359 months.

                                  LOAN PROGRAM

                                                                                                     WEIGHTED               WEIGHTED
                                                            % OF                          WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                                                          MORTGAGE                        AVERAGE    REMAINING   AVERAGE    ORIGINAL
                          NUMBER OF       AGGREGATE       LOANS IN        AVERAGE         CURRENT     TERM TO      FICO     LOAN-TO-
                          MORTGAGE    PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE    MORTGAGE   MATURITY     CREDIT     VALUE
LOAN PROGRAM                LOANS        OUTSTANDING      GROUP 3     OUTSTANDING($)      RATE(%)    (MONTHS)     SCORE     RATIO(%)
-----------------------   ---------   -----------------   --------   -----------------    --------   ---------   --------   --------
One-Year LIBOR.........      594      $  136,941,357.95     98.26%        230,541.01        5.928       359        719       76.53
One-Year CMT...........       13           2,422,070.27      1.74         186,313.10        5.359       358        700       77.45
                             ---      -----------------    ------
     Total.............      607      $  139,363,428.22    100.00%
                             ===      =================    ======

                                GROSS MARGINS(1)

                                                                                                     WEIGHTED               WEIGHTED
                                                            % OF                          WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                                                          MORTGAGE                        AVERAGE    REMAINING   AVERAGE    ORIGINAL
                          NUMBER OF       AGGREGATE       LOANS IN        AVERAGE         CURRENT     TERM TO      FICO     LOAN-TO-
                          MORTGAGE    PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE    MORTGAGE   MATURITY     CREDIT     VALUE
GROSS MARGIN (%)            LOANS        OUTSTANDING      GROUP 3     OUTSTANDING($)      RATE(%)    (MONTHS)     SCORE     RATIO(%)
-----------------------   ---------   -----------------   --------   -----------------    --------   ---------   --------   --------
2.250..................      582      $  134,595,368.82     96.58%        231,263.52        5.924       359        719        76.31
2.750..................       10           2,064,586.44      1.48         206,458.64        5.361       358        691        73.95
2.875..................        8           1,538,021.60      1.10         192,252.70        6.251       359        679        89.36
3.125..................        2             387,746.97      0.28         193,873.49        6.577       359        737        93.57
3.250..................        4             531,735.77      0.38         132,933.94        5.406       357        705        89.42
3.375..................        1             245,968.62      0.18         245,968.62        5.000       355        709        90.00
                             ---      -----------------   -------
     Total.............      607      $  139,363,428.22    100.00%
                             ===      =================   =======

---------
(1) As of the cut-off date, the weighted average gross margin of the group 3 mortgage loans was approximately 2.273% per annum.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                       WEIGHTED             WEIGHTED
                                                                 % OF                       WEIGHTED    AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE    REMAINING  AVERAGE   ORIGINAL
                               NUMBER OF       AGGREGATE       LOANS IN       AVERAGE       CURRENT     TERM TO     FICO    LOAN-TO-
                               MORTGAGE    PRINCIPAL BALANCE     LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY    CREDIT    VALUE
INITIAL RATE ADJUSTMENT DATE     LOANS        OUTSTANDING      GROUP 3    OUTSTANDING($)     RATE(%)   (MONTHS)    SCORE    RATIO(%)
----------------------------   ---------   -----------------   --------  -----------------  --------   ---------  --------  --------
February 1, 2012............        1      $      101,974.82      0.07%       101,974.82      4.375       350        638      90.00
June 1, 2012................        4           1,176,483.75      0.84        294,120.94      4.959       354        771      80.00
July 1, 2012................       22           4,806,740.61      3.45        218,488.21      4.704       355        742      71.26
August 1, 2012..............       22           6,021,196.03      4.32        273,690.73      4.640       356        739      73.44
September 1, 2012...........       11           2,094,403.93      1.50        190,400.36      5.343       357        704      83.06
October 1, 2012.............       27           5,796,057.35      4.16        214,668.79      5.624       358        723      77.65
November 1, 2012............       89          19,752,486.73     14.17        221,938.05      5.865       359        714      76.79
December 1, 2012............      400          92,675,818.00     66.50        231,689.55      6.093       360        718      76.68
January 1, 2013.............       31           6,938,267.00      4.98        223,815.06      6.280       360        703      76.64
                                  ---      -----------------   -------
     Total..................      607      $  139,363,428.22    100.00%
                                  ===      =================   =======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                     WEIGHTED              WEIGHTED
                                                             % OF                         WEIGHTED    AVERAGE   WEIGHTED   AVERAGE
                                                           MORTGAGE                       AVERAGE    REMAINING  AVERAGE    ORIGINAL
RANGE OF NUMBER OF MONTHS    NUMBER OF     AGGREGATE       LOANS IN        AVERAGE        CURRENT     TERM TO     FICO     LOAN-TO-
TO INITIAL RATE ADJUSTMENT   MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE   MORTGAGE   MATURITY    CREDIT     VALUE
DATE                           LOANS      OUTSTANDING      GROUP 3      OUTSTANDING($)    RATE(%)    (MONTHS)    SCORE     RATIO(%)
--------------------------   ---------  -----------------  --------   -----------------   --------   ---------  --------   --------
74 - 85...................      607     $  139,363,428.22   100.00%        229,593.79      5.918        359       719       76.54
                                ---     -----------------  -------
   Total..................      607     $  139,363,428.22   100.00%
                                ===     =================  =======

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                      WEIGHTED              WEIGHTED
                                                              % OF                         WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                                                            MORTGAGE                       AVERAGE    REMAINING   AVERAGE   ORIGINAL
                            NUMBER OF       AGGREGATE       LOANS IN        AVERAGE        CURRENT     TERM TO      FICO    LOAN-TO-
                            MORTGAGE    PRINCIPAL BALANCE    LOAN      PRINCIPAL BALANCE   MORTGAGE   MATURITY     CREDIT   VALUE
MAXIMUM MORTGAGE RATE (%)     LOANS        OUTSTANDING      GROUP 3     OUTSTANDING($)      RATE(%)   (MONTHS)     SCORE    RATIO(%)
-------------------------   ---------   -----------------   --------   -----------------   --------   ---------   --------  --------
8.625....................         1     $      335,534.90      0.24%       335,534.90        3.625       356         703      80.00
8.750....................         4            892,654.25      0.64        223,163.56        3.750       356         736      76.10
8.875....................         1            159,956.19      0.11        159,956.19        3.875       355         751      80.00
9.000....................         4            992,825.49      0.71        248,206.37        4.000       356         713      65.90
9.125....................         4            881,729.35      0.63        220,432.34        4.125       356         775      77.05
9.250....................         6          1,783,599.67      1.28        297,266.61        4.004       356         762      68.58
9.375....................         4            928,004.03      0.67        232,001.01        4.375       355         751      75.80
9.500....................         6          1,440,941.73      1.03        240,156.96        4.500       355         755      73.14
9.625....................         5          1,001,274.94      0.72        200,254.99        4.625       356         704      71.46
9.750....................         4            840,041.14      0.60        210,010.29        4.750       356         736      69.08
9.875....................         4          1,049,668.56      0.75        262,417.14        4.875       358         733      71.80
10.000...................         5          1,198,140.82      0.86        239,628.16        5.000       357         723      85.40
10.125...................         2            379,784.00      0.27        189,892.00        5.125       358         759      80.00
10.250...................         8          1,863,991.00      1.34        232,998.88        5.250       359         750      70.70
10.375...................        13          2,386,581.14      1.71        183,583.16        5.375       359         723      77.69
10.500...................        20          3,951,848.11      2.84        197,592.41        5.500       359         712      76.67
10.625...................        52         11,931,157.56      8.56        229,445.34        5.625       360         720      75.71
10.750...................        51         12,459,243.88      8.94        244,298.90        5.750       359         720      75.70
10.875...................       104         24,448,547.30     17.54        235,082.19        5.875       360         711      77.16

                                                                                                      WEIGHTED              WEIGHTED
                                                              % OF                         WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                                                            MORTGAGE                       AVERAGE    REMAINING   AVERAGE   ORIGINAL
                            NUMBER OF       AGGREGATE       LOANS IN        AVERAGE        CURRENT     TERM TO      FICO    LOAN-TO-
                            MORTGAGE    PRINCIPAL BALANCE    LOAN      PRINCIPAL BALANCE   MORTGAGE   MATURITY     CREDIT   VALUE
MAXIMUM MORTGAGE RATE (%)     LOANS        OUTSTANDING      GROUP 3     OUTSTANDING($)      RATE(%)   (MONTHS)     SCORE    RATIO(%)
-------------------------   ---------   -----------------   --------   -----------------   --------   ---------   --------  --------
11.000...................        54         11,198,866.20      8.04        207,386.41        6.000       360         729      77.94
11.125...................        61         13,885,138.74      9.96        227,625.23        6.125       360         720      78.58
11.250...................        61         13,346,367.26      9.58        218,792.91        6.250       360         718      79.53
11.375...................        54         12,459,711.00      8.94        230,735.39        6.375       360         699      75.75
11.500...................        30          7,092,489.97      5.09        236,416.33        6.500       360         734      73.09
11.625...................        21          5,175,695.00      3.71        246,461.67        6.625       360         713      75.09
11.750...................        11          2,348,026.00      1.68        213,456.91        6.750       360         674      73.17
11.875...................        11          3,286,575.99      2.36        298,779.64        6.875       360         741      77.90
12.000...................         1            316,700.00      0.23        316,700.00        7.000       359         762      90.00
12.125...................         1            496,000.00      0.36        496,000.00        7.125       360         661      80.00
12.250...................         1            322,000.00      0.23        322,000.00        7.250       360         629      71.56
12.375...................         1            106,400.00      0.08        106,400.00        7.375       360         678      80.00
12.500...................         1            244,800.00      0.18        244,800.00        7.500       360         610      80.00
12.625...................         1            159,134.00      0.11        159,134.00        7.625       360         659      88.00
                                ---     -----------------   -------
     Total...............       607     $  139,363,428.22    100.00%
                                ===     =================   =======

---------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 3 mortgage loans was approximately 10.921% per annum.

                            INITIAL PERIODIC RATE CAP

                                                                                                      WEIGHTED              WEIGHTED
                                                               % OF                        WEIGHTED    AVERAGE    WEIGHTED  AVERAGE
                                                             MORTGAGE                      AVERAGE    REMAINING   AVERAGE   ORIGINAL
                              NUMBER OF      AGGREGATE       LOANS IN        AVERAGE       CURRENT     TERM TO      FICO    LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE    LOAN      PRINCIPAL BALANCE  MORTGAGE   MATURITY     CREDIT   VALUE
INITIAL PERIODIC RATE CAP(%)   LOANS       OUTSTANDING      GROUP 3     OUTSTANDING($)     RATE(%)   (MONTHS)     SCORE    RATIO(%)
----------------------------  ---------  -----------------   --------   -----------------  --------   ---------   --------  --------
2.000......................        2     $      565,691.78     0.41%        282,845.89       4.886       356         721      70.35
5.000......................      605        138,797,736.44    99.59         229,417.75       5.922       359         719      76.57
                                 ---     -----------------   ------
     Total.................      607     $  139,363,428.22   100.00%
                                 ===     =================   ======

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                                       WEIGHTED             WEIGHTED
                                                             % OF                         WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                                                          MORTGAGE                        AVERAGE    REMAINING   AVERAGE    ORIGINAL
                          NUMBER OF       AGGREGATE       LOANS IN       AVERAGE          CURRENT     TERM TO      FICO     LOAN-TO-
SUBSEQUENT PERIODIC       MORTGAGE    PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE    MORTGAGE   MATURITY     CREDIT    VALUE
  RATE CAP (%)             LOANS        OUTSTANDING       GROUP 3     OUTSTANDING($)       RATE(%)   (MONTHS)     SCORE     RATIO(%)
-------------------       ---------   -----------------   --------   -----------------    --------   ---------   --------   --------
2.000..............          607      $  139,363,428.22   100.00%         229,593.79        5.918       359         719      76.54
                             ---      -----------------   ------
     Total.........          607      $  139,363,428.22   100.00%
                             ===      =================   ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                       WEIGHTED             WEIGHTED
                                                            % OF                          WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                                                          MORTGAGE                        AVERAGE    REMAINING   AVERAGE    ORIGINAL
                          NUMBER OF       AGGREGATE       LOANS IN        AVERAGE         CURRENT     TERM TO      FICO     LOAN-TO-
                          MORTGAGE    PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE    MORTGAGE   MATURITY     CREDIT     VALUE
MINIMUM MORTGAGE RATE (%)   LOANS        OUTSTANDING      GROUP 3      OUTSTANDING($)       RATE(%)   (MONTHS)     SCORE    RATIO(%)
------------------------- ---------   -----------------   --------   -----------------    --------   ---------   --------   --------
2.250....................   582       $  134,595,368.82      96.58%      231,263.52         5.924        359        719        76.31
2.750....................    10            2,064,586.44       1.48       206,458.64         5.361        358        691        73.95
2.875....................     8            1,538,021.60       1.10       192,252.70         6.251        359        679        89.36
3.125....................     2              387,746.97       0.28       193,873.49         6.577        359        737        93.57
3.250....................     4              531,735.77       0.38       132,933.94         5.406        357        705        89.42
3.375....................     1              245,968.62       0.18       245,968.62         5.000        355        709        90.00
                            ---       -----------------     ------
     Total...............   607       $  139,363,428.22     100.00%
                            ===       =================     ======

---------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 3 mortgage loans was approximately 2.273% per annum.

                                  LOAN GROUP 4

                            CURRENT MORTGAGE RATES(1)

                                                                                                  WEIGHTED                WEIGHTED
                                                                       % OF                        AVERAGE                 AVERAGE
                                                                     MORTGAGE                     REMAINING   WEIGHTED     ORIGINAL
                                       NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        TERM TO     AVERAGE    LOAN-TO-
                                       MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MATURITY   FICO CREDIT    VALUE
CURRENT MORTGAGE RATE (%)                LOANS       OUTSTANDING     GROUP 4    OUTSTANDING($)    (MONTHS)      SCORE      RATIO(%)
------------------------               ---------  -----------------  --------  -----------------  ---------  -----------  ---------
3.750....................                      1   $     228,375.00      0.07%       228,375.00        356          690      75.00
3.860....................                      1         330,750.00      0.10        330,750.00        358          686      90.00
4.625....................                      2         300,390.45      0.09        150,195.23        356          755      72.23
4.750....................                      1         170,000.00      0.05        170,000.00        358          787      55.74
4.875....................                      6       1,242,788.44      0.39        207,131.41        356          719      72.01
5.000....................                      4         687,054.00      0.21        171,763.50        356          716      54.03
5.125....................                      2         619,900.00      0.19        309,950.00        356          718      53.41
5.250....................                     18       4,341,615.93      1.35        241,200.89        358          745      67.87
5.270....................                      1         296,417.64      0.09        296,417.64        357          652      88.66
5.285....................                      1         292,301.68      0.09        292,301.68        359          713      95.00
5.375....................                     19       4,076,370.59      1.27        214,545.82        358          717      63.43
5.385....................                      1         119,000.00      0.04        119,000.00        360          709      88.15
5.500....................                     37       8,470,840.80      2.64        228,941.64        358          742      70.80
5.505....................                      1         120,000.00      0.04        120,000.00        358          642      87.59
5.520....................                      1         252,000.00      0.08        252,000.00        357          663      90.00
5.625....................                     54      12,020,162.07      3.74        222,595.59        359          729      71.21
5.720....................                      1         217,345.67      0.07        217,345.67        357          718      83.85
5.750....................                     68      15,828,287.98      4.93        232,768.94        359          724      70.37
5.875....................                    104      22,468,796.68      7.00        216,046.12        360          725      74.70
5.910....................                      1          83,275.47      0.03         83,275.47        357          751      95.00
5.920....................                      1         177,131.77      0.06        177,131.77        359          705      90.00
5.995....................                      1         142,661.21      0.04        142,661.21        359          637      85.00
6.000....................                     94      19,861,129.03      6.18        211,288.61        360          709      72.87
6.010....................                      2         393,536.52      0.12        196,768.26        358          683      89.82
6.020....................                      1         167,859.63      0.05        167,859.63        358          670      95.00
6.125....................                    100      23,190,918.75      7.22        231,909.19        360          728      74.29
6.130....................                      1         107,000.00      0.03        107,000.00        360          650      89.17
6.170....................                      1         262,000.00      0.08        262,000.00        360          651      86.47
6.205....................                      1         272,665.99      0.08        272,665.99        355          681      88.06

                                                                                                  WEIGHTED               WEIGHTED
                                                                       % OF                       AVERAGE                 AVERAGE
                                                                     MORTGAGE                    REMAINING   WEIGHTED    ORIGINAL
                                       NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       TERM TO     AVERAGE    LOAN-TO-
                                       MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE MATURITY   FICO CREDIT    VALUE
CURRENT MORTGAGE RATE (%)                LOANS       OUTSTANDING     GROUP 4    OUTSTANDING($)    (MONTHS)     SCORE      RATIO(%)
-------------------------              ---------  -----------------  --------  ----------------- ---------  -----------  ---------
6.240....................                      1          85,950.00      0.03         85,950.00        360          678      90.00
6.250....................                    160      34,863,905.47     10.86        217,899.41        360          720      71.95
6.375....................                    156      33,643,348.46     10.48        215,662.49        360          722      74.47
6.385....................                      2         348,026.00      0.11        174,013.00        359          715      95.00
6.395....................                      1          99,000.00      0.03         99,000.00        360          670      90.00
6.425....................                      1         194,151.75      0.06        194,151.75        356          699      95.00
6.500....................                    152      32,547,639.39     10.13        214,129.21        360          711      75.65
6.545....................                      1         185,150.00      0.06        185,150.00        360          704      91.21
6.595....................                      1         162,000.00      0.05        162,000.00        360          782      90.00
6.620....................                      1         220,500.00      0.07        220,500.00        360          696      90.00
6.625....................                     95      21,229,649.77      6.61        223,470.00        360          709      76.17
6.750....................                    112      21,543,660.34      6.71        192,354.11        360          710      76.36
6.770....................                      1         109,800.00      0.03        109,800.00        360          622      90.00
6.785....................                      1         112,100.00      0.03        112,100.00        360          747      95.00
6.845....................                      1         165,150.00      0.05        165,150.00        360          635      90.00
6.875....................                    112      22,184,401.16      6.91        198,075.01        360          702      76.91
7.000....................                     47       8,119,004.00      2.53        172,744.77        360          709      76.73
7.125....................                     32       6,898,685.00      2.15        215,583.91        360          700      78.32
7.170....................                      1         106,400.00      0.03        106,400.00        359          639      95.00
7.245....................                      1         198,000.00      0.06        198,000.00        360          704      90.00
7.250....................                     38       8,566,585.00      2.67        225,436.45        360          702      78.49
7.375....................                     32       6,160,014.00      1.92        192,500.44        360          699      80.42
7.500....................                     29       5,587,122.92      1.74        192,659.41        359          707      80.66
7.510....................                      1         322,905.00      0.10        322,905.00        356          723      95.00
7.625....................                      1         157,165.00      0.05        157,165.00        359          769      85.00
7.810....................                      1         315,000.00      0.10        315,000.00        357          667      90.00
7.895....................                      1         286,165.00      0.09        286,165.00        360          755      95.00
     Total...............              ---------  -----------------  --------
                                           1,508   $ 321,152,053.56    100.00%
                                       =========  =================  ========

----------
(1) Each lender acquired mortgage insurance mortgage loan is shown in the preceding table at the current mortgage rate net of the interest premium charged by the related lender. As of the cut-off date, the weighted average current mortgage rate of the group 4 mortgage loans (as so adjusted) was approximately 6.341% per annum. Without the adjustment, the weighted average current mortgage rate of the group 4 mortgage loans was approximately 6.352% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF CURRENT                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
MORTGAGE LOAN                    MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
PRINCIPAL BALANCES ($)             LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)    RATE(%)  (MONTHS)    SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
      0.01 -  50,000.00........          1  $       44,999.94      0.01%         44,999.94     4.625        359       726     28.13
 50,000.01 - 100,000.00........        120      10,009,837.38      3.12          83,415.31     6.387        360       721     70.97
100,000.01 - 150,000.00........        317      40,355,000.56     12.57         127,302.84     6.479        360       717     75.34
150,000.01 - 200,000.00........        319      56,189,171.25     17.50         176,141.60     6.402        360       715     75.57
200,000.01 - 250,000.00........        238      53,526,410.69     16.67         224,900.89     6.319        360       714     74.86
250,000.01 - 300,000.00........        235      64,724,778.67     20.15         275,424.59     6.305        360       712     75.67
300,000.01 - 350,000.00........        196      63,556,745.26     19.79         324,269.11     6.302        359       718     72.90
350,000.01 - 400,000.00........         57      20,779,374.34      6.47         364,550.43     6.225        359       720     73.74
400,000.01 - 450,000.00........         13       5,674,541.45      1.77         436,503.19     6.683        360       729     75.97
450,000.01 - 500,000.00........          7       3,324,060.69      1.04         474,865.81     6.398        360       733     75.09
500,000.01 - 550,000.00........          2       1,047,200.00      0.33         523,600.00     6.934        360       758     80.00
550,000.01 - 600,000.00........          1         559,933.33      0.17         559,933.33     6.500        359       702     80.00
650,000.01 - 700,000.00........          2       1,360,000.00      0.42         680,000.00     6.246        360       678     73.13
   Total.......................  ---------  -----------------  --------
                                     1,508  $  321,152,053.56    100.00%
                                 =========  =================  ========

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the group 4 mortgage loans was approximately $212,966.

                              FICO CREDIT SCORES(1)

                                                                                                    WEIGHTED              WEIGHTED
                                                                                         WEIGHTED   AVERAGE    WEIGHTED    AVERAGE
                                                           % OF                          AVERAGE   REMAINING   AVERAGE    ORIGINAL
                    NUMBER OF         AGGREGATE          MORTGAGE         AVERAGE        CURRENT    TERM TO      FICO     LOAN-TO-
  RANGE OF FICO      MORTGAGE     PRINCIPAL BALANCE      LOANS IN    PRINCIPAL BALANCE   MORTGAGE   MATURITY    CREDIT      VALUE
  CREDIT SCORES       LOANS          OUTSTANDING       LOAN GROUP 4    OUTSTANDING($)    RATE(%)    (MONTHS)    SCORE     RATIO(%)
------------------  ---------    ------------------    ------------  -----------------   --------   --------   --------   --------
541-560...........        1      $     128,682.12          0.04%           128,682.12     4.875        358        543       76.33
561-580...........        2            314,300.00          0.10            157,150.00     6.038        360        575       61.31
581-600...........        3            378,977.13          0.12            126,325.71     6.317        360        587       68.41
601-620...........        7          1,906,505.00          0.59            272,357.86     6.499        359        617       78.19
621-640...........       72         14,781,542.24          4.60            205,299.20     6.493        360        633       74.18
641-660...........      109         23,374,089.51          7.28            214,441.19     6.485        360        651       74.72
661-680...........      173         36,738,583.89         11.44            212,361.76     6.514        360        672       76.43
681-700...........      196         42,348,306.08         13.19            216,062.79     6.377        359        691       75.79
701-720...........      276         57,935,447.53         18.04            209,911.04     6.346        360        710       75.34
721-740...........      187         40,874,555.60         12.73            218,580.51     6.338        359        730       75.80
741-760...........      159         33,871,961.93         10.55            213,031.21     6.339        360        750       74.80
761-780...........      178         39,146,361.22         12.19            219,923.38     6.202        359        770       72.12
781-800...........      117         23,982,365.77          7.47            204,977.49     6.190        360        789       71.95
801-820...........       28          5,370,375.54          1.67            191,799.13     6.170        360        805       68.25
                      -----      ----------------       -------
     Total........    1,508      $ 321,152,053.56        100.00%
                      =====      ================       =======


---------
(1) As of the cut-off date, the weighted average FICO Credit Score of the group 4 mortgage loans was approximately 716.

                             DOCUMENTATION PROGRAMS

                                                                                                        WEIGHTED           WEIGHTED
                                                                                             WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                                  % OF                       AVERAGE   REMAINING  AVERAGE  ORIGINAL
                              NUMBER OF        AGGREGATE       MORTGAGE        AVERAGE       CURRENT    TERM TO     FICO   LOAN-TO-
                               MORTGAGE    PRINCIPAL BALANCE   LOANS IN   PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
   DOCUMENTATION PROGRAM        LOANS         OUTSTANDING    LOAN GROUP 4   OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE   RATIO(%)
----------------------------  ---------    ----------------  ------------ -----------------  --------  ---------  -------  --------
Clues.......................        3     $     878,000.00      0.27%           292,666.67    6.428        360       721     70.18
Full/Alternative............      563       110,315,812.64      34.35           195,942.83    6.150        360       703     76.25
No Income/No Asset..........       48         9,258,273.67       2.88           192,880.70    7.027        360       716     75.37
Preferred...................      370        84,201,943.55      26.22           227,572.82    6.114        359       747     71.19
Reduced.....................      499       111,804,130.20      34.81           224,056.37    6.675        360       707     75.75
Stated Income/Stated Asset..       17         3,431,845.51       1.07           201,873.27    6.509        359       677     73.20
Streamline..................        8         1,262,047.99       0.39           157,756.00    5.983        359       635     72.05
                                -----     ----------------     ------
     Total..................    1,508     $ 321,152,053.56     100.00%
                                =====     ================     ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                      WEIGHTED            WEIGHTED
                                                                                           WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                            % OF                           AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF                NUMBER OF       AGGREGATE         MORTGAGE           AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
ORIGINAL LOAN-           MORTGAGE    PRINCIPAL BALANCE    LOANS IN       PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT     VALUE
TO-VALUE RATIOS (%)       LOANS         OUTSTANDING     LOAN GROUP 4      OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
----------------------  ----------   -----------------  ------------    ------------------ --------  ---------  --------  --------
50.00 or Less.........       116      $   23,490,917.82         7.31%         202,507.91    6.103        359       729      40.06
50.01 to 55.00........        33           7,115,125.37         2.22          215,609.86    6.038        359       737      52.60
55.01 to 60.00........        40           8,799,167.25         2.74          219,979.18    6.109        359       721      57.66
60.01 to 65.00........        43          10,188,221.76         3.17          236,935.39    6.137        359       720      62.97
65.01 to 70.00........        74          16,850,931.32         5.25          227,715.29    6.288        360       718      68.66
70.01 to 75.00........       124          28,522,869.04         8.88          230,023.14    6.136        359       701      73.54
75.01 to 80.00........       970         206,623,398.27        64.34          213,013.81    6.422        360       716      79.76
80.01 to 85.00........         8           1,389,661.88         0.43          173,707.74    6.463        359       695      83.99
85.01 to 90.00........        66          11,707,331.05         3.65          177,383.80    6.548        359       697      89.58
90.01 to 95.00........        34           6,464,429.80         2.01          190,130.29    6.800        359       717      94.89
                           -----      -----------------       ------
     Total............     1,508      $  321,152,053.56       100.00%
                           =====      =================       ======


---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the group 4 mortgage loans was approximately 74.66%.

(2) Does not take into account any secondary financing on the group 4 mortgage loans that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                             WEIGHTED                  WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE                   AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE      LOAN-TO-
                         MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT      VALUE
GEOGRAPHIC AREA           LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE       RATIO(%)
---------------         ---------  -----------------  --------  -----------------  --------  ---------  -----------    --------
Alabama...............         9   $   1,347,766.25      0.42%       149,751.81      6.136      359          684         80.52
Alaska................         1         200,000.00      0.06        200,000.00      6.375      360          732         80.00
Arizona...............        86      15,771,666.16      4.91        183,391.47      6.488      360          720         77.19
California............       415     114,582,733.45     35.68        276,102.97      6.310      360          715         70.48
Colorado..............        49      10,276,105.36      3.20        209,716.44      6.164      359          722         77.07
Connecticut...........        11       2,547,281.71      0.79        231,571.06      6.478      360          699         77.59
Delaware..............         3         364,921.00      0.11        121,640.33      6.046      360          683         76.79
District Of Columbia..         2         477,229.00      0.15        238,614.50      6.184      360          686         77.82
Florida...............       318      57,729,961.92     17.98        181,540.76      6.508      360          718         77.26
Georgia...............        41       7,167,018.96      2.23        174,805.34      6.241      360          708         77.11
Hawaii................        11       3,952,720.00      1.23        359,338.18      6.246      360          746         74.74
Idaho.................        53       8,985,400.41      2.80        169,535.86      6.268      360          705         79.55
Illinois..............        21       4,619,264.82      1.44        219,964.99      6.477      359          700         79.89
Indiana...............        13       2,465,872.49      0.77        189,682.50      6.205      359          710         76.26
Iowa..................         1          83,275.47      0.03         83,275.47      6.500      357          751         95.00
Kentucky..............        11       1,520,668.00      0.47        138,242.55      6.109      360          718         80.23
Maine.................         5         917,233.61      0.29        183,446.72      6.392      360          761         74.24
Maryland..............        18       4,342,210.70      1.35        241,233.93      6.086      359          720         72.14
Massachusetts.........        11       2,886,320.00      0.90        262,392.73      6.478      360          722         67.56
Michigan..............        26       4,205,727.89      1.31        161,758.77      6.341      360          705         77.36
Minnesota.............         9       1,846,800.00      0.58        205,200.00      6.241      360          744         79.14
Mississippi...........         2         371,959.00      0.12        185,979.50      6.000      360          651         80.00
Missouri..............         2         284,000.00      0.09        142,000.00      6.658      359          749         80.00
Montana...............         1         208,000.00      0.06        208,000.00      5.625      360          712         80.00
Nebraska..............         1         114,400.00      0.04        114,400.00      5.750      360          639         80.00
Nevada................        73      16,492,287.43      5.14        225,921.75      6.519      360          719         76.48
New Hampshire.........         2         490,000.00      0.15        245,000.00      5.893      359          763         71.58
New Jersey............        23       5,389,553.18      1.68        234,328.40      6.620      359          709         78.92
New York..............        11       3,546,823.40      1.10        322,438.49      6.255      359          716         68.87
North Carolina........        13       2,073,104.22      0.65        159,469.56      6.279      359          729         77.25
Ohio..................        44       5,712,665.08      1.78        129,833.30      6.304      359          702         78.37
Oklahoma..............         2         196,070.00      0.06         98,035.00      6.194      360          765         74.81

                                                                                             WEIGHTED                  WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE                   AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE      LOAN-TO-
                         MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT      VALUE
GEOGRAPHIC AREA           LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE       RATIO(%)
---------------         ---------  -----------------  --------  -----------------  --------  ---------  -----------    --------
Oregon................        24       4,881,280.63      1.52        203,386.69      6.128      359          738         76.96
Pennsylvania..........        15       2,719,554.73      0.85        181,303.65      5.983      359          715         76.91
Rhode Island..........         1         248,000.00      0.08        248,000.00      6.625      360          786         80.00
South Carolina........        12       1,574,918.00      0.49        131,243.17      6.622      360          691         73.42
Tennessee.............        18       2,257,620.96      0.70        125,423.39      6.363      360          714         80.29
Texas.................        45       6,505,822.13      2.03        144,573.83      6.386      360          722         78.92
Utah..................        17       3,087,213.10      0.96        181,600.77      6.311      360          698         76.70
Virginia..............        17       4,315,383.00      1.34        253,846.06      6.346      359          739         75.39
Washington............        65      13,301,765.50      4.14        204,642.55      6.177      360          711         76.36
West Virginia.........         1          60,100.00      0.02         60,100.00      6.250      360          683         52.26
Wisconsin.............         4         740,156.00      0.23        185,039.00      6.401      360          708         82.50
Wyoming...............         1         291,200.00      0.09        291,200.00      6.000      360          745         80.00
                           ------  -----------------   ------
     Total............     1,508   $ 321,152,053.56    100.00%
                           ======  =================   ======

---------
(1) No more than approximately 0.832% of the group 4 mortgage loans were secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                             WEIGHTED                  WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE                   AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING    WEIGHTED     ORIGINAL
                        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE      LOAN-TO-
                         MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT      VALUE
LOAN PURPOSE              LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE       RATIO(%)
------------            ---------  -----------------  --------  -----------------  --------  ---------  -----------    --------
Refinance (cash-out)...     408    $   89,380,019.61    27.83%      219,068.68       6.209      360         702          67.20
Purchase...............     947       201,262,502.50    62.67       212,526.40       6.440      360         723          78.48
Refinance (rate/term)..     153        30,509,531.45     9.50       199,408.70       6.199      359         711          71.30
                          -----    -----------------   ------
     Total.............   1,508    $  321,152,053.56   100.00%
                          =====    =================   ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                  WEIGHTED                WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
PROPERTY TYPE                  LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------                ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
2 to 4 Family Residence...         76   $   23,882,585.47     7.44%      314,244.55       6.675       360        716        75.76
Condominium Hotel.........          2          184,000.00     0.06        92,000.00       6.875       360        787        80.00
High-rise Condominium.....         38        7,743,923.01     2.41       203,787.45       6.408       359        729        74.89
Low-rise Condominium......        290       53,174,239.32    16.56       183,359.45       6.434       360        727        76.60
Planned Unit Development..        399       89,500,795.31    27.87       224,312.77       6.311       360        715        76.32
Single Family Residence...        703      146,666,510.45    45.67       208,629.46       6.292       360        712        72.75
                                -----   -----------------   ------
     Total................      1,508   $  321,152,053.56   100.00%
                                =====   =================   ======

                               OCCUPANCY TYPES(1)

                                                                                                  WEIGHTED                WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
OCCUPANCY TYPE                 LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
--------------               ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
Investment Property.......      217     $   36,738,129.59    11.44%       169,300.14      6.653      360         725        73.90
Primary Residence.........    1,121        249,501,210.37    77.69        222,570.21      6.314      360         712        74.34
Secondary Residence.......      170         34,912,713.60    10.87        205,368.90      6.310      360         738        77.71
                              -----     -----------------   ------
     Total................    1,508     $  321,152,053.56   100.00%
                              =====     =================   ======

---------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                               WEIGHTED
                                                             % OF                       WEIGHTED                AVERAGE
                                                           MORTGAGE                     AVERAGE     WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT     AVERAGE    LOAN-TO-
REMAINING TERM                MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  FICO CREDIT    VALUE
TO MATURITY (MONTHS)           LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)      SCORE     RATIO(%)
--------------------         ---------  -----------------  --------  -----------------  --------  -----------  --------
360.................            1,141   $  241,319,698.40    75.14%      211,498.42       6.482        714       74.82
359.................              215       44,454,989.30    13.84       206,767.39       6.111        722       75.41
358.................               99       23,027,184.58     7.17       232,597.82       5.763        725       71.95
357.................               22        5,093,832.21     1.59       231,537.83       6.051        708       78.03
356.................               15        3,776,987.95     1.18       251,799.20       5.728        727       75.20
355.................               15        3,384,361.12     1.05       225,624.07       5.476        722       67.44
354.................                1           95,000.00     0.03        95,000.00       5.500        713       30.65
                                -----   -----------------   ------
     Total..........            1,508   $  321,152,053.56   100.00%
                                =====   =================   ======

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the group 4 mortgage loans was approximately 360 months.

                                  LOAN PROGRAM

                                                                                                  WEIGHTED                WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN PROGRAM                   LOANS       OUTSTANDING     GROUP 4     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
--------------               ---------  -----------------  --------  -----------------  --------  ---------  -----------  --------
One-Year LIBOR......           1,477    $  314,760,349.50    98.01%      213,107.89       6.354      360         716        74.66
One-Year CMT........              31         6,391,704.06     1.99       206,184.00       6.278      359         707        74.76
                               -----    -----------------   ------
     Total..........           1,508    $  321,152,053.56   100.00%
                               =====    =================   ======

                                GROSS MARGINS(1)

                                                                                                      WEIGHTED              WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING   AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO     LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT      VALUE
GROSS MARGIN (%)                   LOANS       OUTSTANDING      GROUP 4   OUTSTANDING($)     RATE(%)   (MONTHS)   SCORE     RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
2.250..........................      1,442  $  308,013,303.32     95.91%     213,601.46       6.344      360       717       74.35
2.500..........................          2         388,802.85      0.12      194,401.43       6.066      358       696       81.75
2.625..........................          1         142,661.21      0.04      142,661.21       6.125      359       637       85.00
2.750..........................         36       7,613,431.50      2.37      211,484.21       6.197      359       704       75.71
2.875..........................          9       1,362,336.52      0.42      151,370.72       6.460      359       681       89.51
3.000..........................          3         694,417.64      0.22      231,472.55       6.893      359       667       86.10
3.125..........................          6       1,094,227.15      0.34      182,371.19       7.226      359       697       92.92
3.250..........................          6       1,210,905.63      0.38      201,817.61       7.719      359       718       94.65
3.375..........................          2         466,817.74      0.15      233,408.87       7.229      355       688       90.95
3.500..........................          1         165,150.00      0.05      165,150.00       7.875      360       635       90.00
                                     -----  -----------------    ------
      Total....................      1,508  $  321,152,053.56    100.00%
                                     =====  =================    ======

----------
(1) As of the cut-off date, the weighted average gross margin of the group 4 mortgage loans was approximately 2.276%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                       WEIGHTED             WEIGHTED
                                                                % OF                        WEIGHTED   AVERAGE   WEIGHTED    AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING   AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO     LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE       LOANS       OUTSTANDING      GROUP 4   OUTSTANDING($)     RATE(%)   (MONTHS)    SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
June 1, 2015 ..................          1  $       95,000.00      0.03%     95,000.00        5.500     354         713      30.65
July 1, 2015 ..................         15       3,384,361.12      1.05     225,624.07        5.476     355         722      67.44
August 1, 2015 ................         15       3,776,987.95      1.18     251,799.20        5.728     356         727      75.20
September 1, 2015 .............         22       5,093,832.21      1.59     231,537.83        6.051     357         708      78.03
October 1, 2015 ...............         99      23,027,184.58      7.17     232,597.82        5.763     358         725      71.95
November 1, 2015 ..............        215      44,454,989.30     13.84     206,767.39        6.111     359         722      75.41
December 1, 2015 ..............       1093     231,847,748.40     72.19     212,120.54        6.485     360         713      74.75
January 1, 2016 ...............         48       9,471,950.00      2.95     197,332.29        6.397     360         722      76.40
                                     -----  -----------------    ------
      Total ...................      1,508  $  321,152,053.56    100.00%
                                     =====  =================    ======

                     MONTHS TO INITIAL RATE ADJUSTMENT DATE

                                                                                                      WEIGHTED             WEIGHTED
                                                                % OF                        WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING   AVERAGE  ORIGINAL
RANGE OF NUMBER OF MONTHS        NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
TO INITIAL RATE ADJUSTMENT        MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
DATE                               LOANS       OUTSTANDING      GROUP 4   OUTSTANDING($)     RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
114 - 121......................      1,508  $  321,152,053.56    100.00%    212,965.55       6.352       360        716      74.66
                                     -----  -----------------    ------
      Total....................      1,508  $  321,152,053.56    100.00%
                                     =====  =================    ======

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                      WEIGHTED             WEIGHTED
                                                                 % OF                       WEIGHTED  AVERAGE    WEIGHTED   AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING   AVERAGE  ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
MAXIMUM MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 4   OUTSTANDING($)    RATE(%)   (MONTHS)     SCORE   RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
8.750..........................          1  $      228,375.00      0.07%     228,375.00      3.750       356        690      75.00
9.250..........................          1         330,750.00      0.10      330,750.00      4.250       358        686      90.00
9.625..........................          2         300,390.45      0.09      150,195.23      4.625       356        755      72.23
9.750..........................          1         170,000.00      0.05      170,000.00      4.750       358        787      55.74
9.875..........................          6       1,242,788.44      0.39      207,131.41      4.875       356        719      72.01
10.000.........................          4         687,054.00      0.21      171,763.50      5.000       356        716      54.03
10.125.........................          2         619,900.00      0.19      309,950.00      5.125       356        718      53.41
10.250.........................         18       4,341,615.93      1.35      241,200.89      5.250       358        745      67.87
10.375.........................         19       4,076,370.59      1.27      214,545.82      5.375       358        717      63.43
10.500.........................         37       8,470,840.80      2.64      228,941.64      5.500       358        742      70.80
10.625.........................         54      12,020,162.07      3.74      222,595.59      5.625       359        729      71.21
10.750.........................         68      15,828,287.98      4.93      232,768.94      5.750       359        724      70.37
10.875.........................        107      23,000,098.36      7.16      214,954.19      5.875       360        724      75.09
11.000.........................         96      20,330,474.70      6.33      211,775.78      6.000       360        708      73.20
11.125.........................        100      23,129,778.24      7.20      231,297.78      6.125       360        728      74.31
11.250.........................        161      35,205,454.88     10.96      218,667.42      6.250       360        719      72.15
11.375.........................        155      33,523,348.46     10.44      216,279.67      6.375       360        722      74.63


                                                                                                      WEIGHTED             WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING   AVERAGE  ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
   MAXIMUM MORTGAGE RATE (%)       LOANS       OUTSTANDING      GROUP 4   OUTSTANDING($)    RATE(%)   (MONTHS)     SCORE   RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  --------
11.500.........................        157      33,393,451.38     10.40      212,697.14      6.500       360        711      75.99
11.625.........................         95      21,229,649.77      6.61      223,470.00      6.625       360        709      76.17
11.750.........................        112      21,567,104.97      6.72      192,563.44      6.750       360        709      76.45
11.875.........................        113      22,283,401.16      6.94      197,198.24      6.875       360        702      76.97
12.000.........................         49       8,425,454.00      2.62      171,948.04      7.000       360        708      77.21
12.125.........................         38       8,070,328.71      2.51      212,377.07      7.100       360        702      79.94
12.250.........................         40       8,808,385.00      2.74      220,209.63      7.235       360        701      78.66
12.375.........................         35       6,586,265.75      2.05      188,179.02      7.357       360        699      80.18
12.500.........................         29       5,587,122.92      1.74      192,659.41      7.500       359        707      80.66
12.750.........................          2         250,815.00      0.08      125,407.50      7.174       359        708      89.24
12.875.........................          2         363,150.00      0.11      181,575.00      7.875       360        673      90.00
13.250.........................          1         322,905.00      0.10      322,905.00      8.250       356        723      95.00
13.500.........................          1         315,000.00      0.10      315,000.00      8.500       357        667      90.00
13.625.........................          2         443,330.00      0.14      221,665.00      8.270       360        760      91.45
                                     -----  -----------------    ------
      Total....................      1,508  $  321,152,053.56    100.00%
                                     =====  =================    ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the group 4 mortgage loans was approximately 11.355% per annum.

                            INITIAL PERIODIC RATE CAP

                                                                                                       WEIGHTED             WEIGHTED
                                                                 % OF                        WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                      AVERAGE   REMAINING   AVERAGE  ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT     VALUE
 INITIAL PERIODIC RATE CAP (%)     LOANS       OUTSTANDING      GROUP 4    OUTSTANDING($)    RATE(%)   (MONTHS)     SCORE   RATIO(%)
-------------------------------  ---------  -----------------  --------   -----------------  --------  ---------  --------  --------
5.000..........................      1,503  $  320,394,671.84     99.76%      213,170.11      6.352       360        716      74.66
6.000..........................          5         757,381.72      0.24       151,476.34      6.617       359        727      74.09
                                     -----  -----------------    ------
      Total....................      1,508  $  321,152,053.56    100.00%
                                     =====  =================    ======

                          SUBSEQUENT PERIODIC RATE CAPS

                                                                                                        WEIGHTED          WEIGHTED
                                                                 % OF                        WEIGHTED   AVERAGE  WEIGHTED AVERAGE
                                                               MORTGAGE                      AVERAGE   REMAINING AVERAGE  ORIGINAL
                               NUMBER OF      AGGREGATE        LOANS IN      AVERAGE         CURRENT     TERM TO   FICO   LOAN-TO-
SUBSEQUENT PERIODIC            MORTGAGE   PRINCIPAL BALANCE      LOAN    PRINCIPAL BALANCE   MORTGAGE   MATURITY  CREDIT   VALUE
    RATE CAP (%)                 LOANS       OUTSTANDING       GROUP 4     OUTSTANDING($)    RATE(%)    (MONTHS)  SCORE    RATIO(%)
-----------------------------  ---------  -----------------    --------  -----------------   --------   -------- -------- ---------
2.000........................    1,508    $  321,152,053.56     100.00%     212,965.55        6.352       360      716       74.66
                                 -----    -----------------     ------
     Total...................    1,508    $  321,152,053.56     100.00%
                                 =====    =================     ======

                            MINIMUM MORTGAGE RATES(1)

                                                                                                       WEIGHTED           WEIGHTED
                                                                 % OF                        WEIGHTED   AVERAGE  WEIGHTED AVERAGE
                                                               MORTGAGE                      AVERAGE   REMAINING AVERAGE  ORIGINAL
                               NUMBER OF      AGGREGATE        LOANS IN       AVERAGE        CURRENT    TERM TO   FICO    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE      LOAN    PRINCIPAL BALANCE   MORTGAGE   MATURITY  CREDIT   VALUE
MINIMUM MORTGAGE RATE (%)        LOANS       OUTSTANDING       GROUP 4     OUTSTANDING($)     RATE(%)   (MONTHS)  SCORE    RATIO(%)
-----------------------------  ---------  -----------------    --------  -----------------   --------  --------- -------- ---------
2.250........................   1,442     $  308,013,303.32     95.91%       213,601.46       6.344       360       717     74.35
2.500........................       2            388,802.85      0.12        194,401.43       6.066       358       696     81.75
2.625........................       1            142,661.21      0.04        142,661.21       6.125       359       637     85.00
2.750........................      36          7,613,431.50      2.37        211,484.21       6.197       359       704     75.71
2.875........................       9          1,362,336.52      0.42        151,370.72       6.460       359       681     89.51
3.000........................       3            694,417.64      0.22        231,472.55       6.893       359       667     86.10
3.125........................       6          1,094,227.15      0.34        182,371.19       7.226       359       697     92.92
3.250........................       6          1,210,905.63      0.38        201,817.61       7.719       359       718     94.65
3.375........................       2            466,817.74      0.15        233,408.87       7.229       355       688     90.95
3.500........................       1            165,150.00      0.05        165,150.00       7.875       360       635     90.00
                                -----     -----------------    ------
     Total...................   1,508     $  321,152,053.56    100.00%
                                =====     =================    ======

---------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the group 4 mortgage loans was approximately 2.276% per annum.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the pooling and servicing agreement. The following summaries of the material terms pursuant to which the certificates will be issued do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. The certificates represent obligations of the trust only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2005-84 will consist of the
(a) Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2 and Class A-R Certificates (all of which are together referred to as "SENIOR CERTIFICATES"), (b) the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (all of which are together referred to as "SUBORDINATED CERTIFICATES") and (c) the Class P-1, Class P-2, Class P-3 and Class P-4 Certificates (all of which are together referred to as "CLASS P CERTIFICATES"). The Class P-1, Class P-2, Class P-3, Class P-4, Class B-3, Class B-4 and Class B-5 Certificates are not offered by this free writing prospectus and are sometimes referred to in this free writing prospectus as the "PRIVATE CERTIFICATES." Their initial Class Certificate Balances are expected to be approximately $100, $100, $100, $100, $7,184,000, $5,268,000 and $3,831,551, respectively. The pass-through rate for each of the Class B-3, Class B-4 and Class B-5 Certificates will be calculated as described in this free writing prospectus under " -- Interest" below. Each of the Class P Certificates also will have a notional amount equal to the aggregate stated principal balance as of the cut-off date of the mortgage loans in the related loan group that require payment of a prepayment charge and will not bear interest. Each class of Class P Certificates will be entitled to all prepayment charges received in respect of the mortgage loans in the corresponding loan group, and such amounts will not be available for distribution to the other certificates. The classes of offered certificates will have the respective initial Class Certificate Balances and pass-through rates as described in this free writing prospectus under " -- Interest" below. The initial Class Certificate Balances may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      The "CLASS CERTIFICATE BALANCE" of any class of certificates as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of

      - all amounts previously distributed to holders of certificates of the class as payments of principal, and

      -     the amount of Realized Losses allocated to the class;

provided, however, that the Class Certificate Balance of each class of certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries on the Mortgage Loans in a related loan group distributed as principal to any related class of certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of such class of certificates. See "Application of Liquidation Proceeds" in the prospectus.

      In addition, the Class Certificate Balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all classes of certificates, following all distributions and the allocation of Realized Losses on any Distribution Date, exceeds the pool principal balance as of the Due Date occurring in the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period).

      The senior certificates will have an initial aggregate Class Certificate Balance of approximately $895,556,100 and will evidence in the aggregate an initial beneficial ownership interest of approximately 93.50% in the trust fund. The Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will each evidence in the aggregate an initial beneficial ownership interest of approximately 2.55%, 1.35%, 0.90%, 0.75%, 0.55% and 0.40%, respectively, in the trust fund.

      The Class A-R Certificates will be issued in fully registered certificated form. All of the remaining classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-R Certificates will be issued in a denomination of $100.

SENIOR CERTIFICATE GROUPS

      The Class 1-A-1, Class 1-A-2 and Class A-R Certificates relate to loan group 1, the Class 2-A-1 and Class 2-A-2 Certificates relate to loan group 2, the Class 3-A-1 and Class 3-A-2 Certificates relate to loan group 3 and the Class 4-A-1 and Class 4-A-2 Certificates relate to loan group 4. The classes of senior certificates related to a particular loan group are referred to as a "SENIOR CERTIFICATE GROUP."

SUBORDINATED PORTIONS

      A portion of each loan group is related to the subordinated certificates. That portion (the "SUBORDINATED PORTION") for any Distribution Date will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the related Prepayment Period) minus the aggregate Class Certificate Balance of the related senior certificate group immediately prior to such Distribution Date.

BOOK-ENTRY CERTIFICATES

      The offered certificates, other than the Class A-R Certificates, will be issued as book-entry certificates. The Class A-R Certificates will be issued as two certificates in fully registered certificated form. Each class of book-entry certificates will be issued as one or more certificates which equal the aggregate initial Class Certificate Balance of each class of certificates and which will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this free writing prospectus. Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing an original principal amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. The depositor has been informed by the depository that its nominee will be CEDE & Co. ("CEDE"). Accordingly, CEDE is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Certificates -- Book-Entry Certificates," no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing the certificate.

      Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE, as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the trust fund provided to CEDE, as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

      For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Certificates -- Book-Entry Certificates" in the prospectus.

      Although The Depository Trust Company has agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of The Depository Trust Company, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited therein, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement). Funds credited to the Certificate Account may be invested for the benefit and at the risk of the master servicer in permitted investments, as defined in the pooling and servicing agreement, that are scheduled to mature on or before the business day preceding the next Distribution Date. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds for each loan group and will deposit the Available Funds in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT").

DISTRIBUTIONS

      Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in January 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month of the Distribution Date (the "RECORD DATE").

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled to it as it appears on the applicable certificate register or, in the case of a certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of the certificates at the Corporate Trust Office of the trustee.

PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES

      As more fully described in this free writing prospectus, distributions on the senior certificates will be made on each Distribution Date primarily from Available Funds of the related loan group for such Distribution Date, and, in certain circumstances, from any Available Funds from the other loan groups remaining after distributions to the senior certificates related to such loan group. Distributions on the subordinated certificates will be based on any remaining Available Funds for all of the loan groups for such Distribution Date, in each case after giving effect to distributions on all classes of senior certificates in the following order of priority:

      - to interest on each class of senior certificates in the related senior certificate group, pro rata, based on their respective interest distribution amounts;

      - to principal of the classes of senior certificates relating to each loan group then entitled to receive distributions of principal, in the order and subject to the priorities set forth under "Description of the Certificates -- Principal," in each case in an aggregate amount up to the maximum amount of principal to be distributed on the classes on the Distribution Date;

      - to interest on and principal of the classes of the senior certificates not relating to that loan group in the manner, order and priority described under "Description of the Certificates -- Transfer Payments;"

      - from remaining available funds from all of the loan groups to interest on and principal of each class of subordinated certificates, in the order of their numerical class designations, beginning with the Class M Certificates, in each case subject to the limitations set forth under "Description of the Certificates -- Interest" and " -- Principal" in this free writing prospectus; and

      - from remaining available funds from all of the loan groups, any remaining amounts to the Class A-R Certificates.

"AVAILABLE FUNDS" for a loan group for any Distribution Date will be equal to the sum of

      - all scheduled installments of interest (net of the related expense fees including any lender paid mortgage insurance premiums) and principal due on the Mortgage Loans in that loan group on the related Due Date and received before the related Determination Date, together with any advances with respect to them;

      - all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures and all other cash amounts received and retained in connection with (a) the liquidation of defaulted Mortgage Loans in that loan group, by foreclosure or otherwise during the calendar month preceding the month of the Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any) and
            (b) any Subsequent Recoveries with respect to Mortgage Loans in that loan group;

      - all partial or full prepayments with respect to Mortgage Loans in that loan group received during the related Prepayment Period together with interest paid in connection with the prepayment, other than certain excess amounts, and the Compensating Interest; and

      - amounts received with respect to the Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a deleted Mortgage Loan or a Mortgage Loan in that loan group repurchased by a seller or the master servicer as of the Distribution Date;

      minus

      - amounts in reimbursement for advances previously made and other amounts as to which the master servicer is entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

      plus

      - Transfer Payments Received, plus interest thereon, for such loan group and Distribution Date;

      minus

      - Transfer Payments Made, plus interest thereon, from such loan group and Distribution Date.

INTEREST

      The classes of offered certificates will have the respective pass-through rates described below (each, a "PASS-THROUGH RATE").

      The pass-through rate for each class of senior certificates in a senior certificate group for the interest accrual period related to each Distribution Date will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in the related loan group. The pass-through rates for each class of senior certificates in loan group 1, loan group 2, loan group 3 and loan group 4 for the interest accrual period for the first Distribution Date are expected to be approximately 6.0064%, 5.7862%, 5.6491% and 6.0820% per annum, respectively.

      The pass-through rate for each class of subordinated certificates for the interest accrual period related to any Distribution Date will be a per annum rate equal to (1) the sum of the following for each loan group: the product of
(x) the Weighted Average Adjusted Net Mortgage Rate of the related Mortgage Loans and (y) the related Subordinated Portion immediately prior to that Distribution Date, divided by (2) the aggregate Class Certificate

Balance of the subordinated certificates immediately prior to that Distribution Date. The pass-through rate for each class of subordinated certificates for the interest accrual period related to the first Distribution Date is expected to be approximately 5.8768% per annum.

      With respect to any Distribution Date, the "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan and any Distribution Date is the Mortgage Rate thereof as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date) less the related Master Servicing Fee Rate, the trustee fee rate as provided in the pooling and servicing agreement and any lender paid mortgage insurance premiums for such Mortgage Loan (expressed as a per annum percentage of its Stated Principal Balance). The "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE" for any loan group and Distribution Date means the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that loan group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date).

      With respect to each Distribution Date, the interest accrual period for each class of certificates will be the calendar month preceding the month of the Distribution Date. Each interest accrual period will be deemed to consist of 30 days. Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months.

      On each Distribution Date, to the extent of funds available therefor, each class of certificates will be entitled to receive an amount allocable to interest for the related interest accrual period. This "INTEREST DISTRIBUTION AMOUNT" for any class will be equal to the sum of (a) interest at the applicable pass-through rate on the related Class Certificate Balance immediately prior to that Distribution Date and (b) the sum of the amounts, if any, by which the amount described in clause (a) above on each prior Distribution Date exceeded the amount actually distributed as interest on the prior Distribution Dates and not subsequently distributed (which are called unpaid interest amounts).

      The interest entitlement described above for each class of certificates for any Distribution Date will be reduced by the amount of Net Interest Shortfalls experienced by (a) the related loan group, with respect to the senior certificates and (b) all loan groups, with respect to the subordinated certificates. With respect to any Distribution Date and loan group, the "NET INTEREST SHORTFALL" is equal to

      - any net prepayment interest shortfalls for that loan group and Distribution Date and

      - the amount of interest that would otherwise have been received with respect to any Mortgage Loan in that loan group that was the subject of a Relief Act Reduction or Debt Service Reduction.

      Net Interest Shortfalls for a loan group on any Distribution Date will be allocated pro rata among all classes of the related senior certificates and the classes of subordinated certificates entitled to receive distributions of interest on such Distribution Date, based on the amount of interest each such class of certificates would otherwise be entitled to receive (or, in the case of the subordinated certificates, deemed to be entitled to receive as described more fully below) on such Distribution Date, in each case before taking into account any reduction in such amounts from such Net Interest Shortfalls.

      With respect to any Distribution Date, a net prepayment interest shortfall for a loan group is the amount by which the aggregate of prepayment interest shortfalls experienced by the Mortgage Loans in that loan group during the related Prepayment Period exceeds the sum of (x) the Compensating Interest for such loan group and Distribution Date and (y) the excess, if any, of the Compensating Interest for each other loan group over the prepayment interest shortfalls for such other loan groups. A prepayment interest shortfall is the amount by which interest paid by a borrower in connection with a prepayment of principal on a Mortgage Loan during the portion of the applicable Prepayment Period occurring in the prior month is less than one month's interest at the related Mortgage Rate (net of the Master Servicing Fee Rate) on the Stated Principal Balance of the Mortgage Loan.

      For purposes of allocating Net Interest Shortfalls for a loan group to the subordinated certificates on any Distribution Date, the amount of interest each such class of subordinated certificates, as applicable, would otherwise be deemed to be entitled to receive from Available Funds for that loan group on the Distribution Date will be equal to an amount of interest at the pass-through rate on a balance equal to that class' pro rata share (based on their respective Class Certificate Balances) of the related Subordinated Portion relating to the applicable loan group for that Distribution Date; provided, however, on any Distribution Date after the third Senior Termination Date, Net Interest Shortfalls for the related loan group will be allocated to the classes of subordinated certificates based on the amount of interest each such class would otherwise be entitled to receive on that Distribution Date.

      A "RELIEF ACT REDUCTION" is a reduction in the amount of the monthly interest payment on a Mortgage Loan pursuant to the Servicemembers Civil Relief Act or similar state laws. See "Legal Aspects of the Mortgage Loans -- Servicemembers Civil Relief Act" in the prospectus.

      A "DEBT SERVICE REDUCTION" is a reduction in the amount of the monthly payment on a Mortgage Loan due to the modification of the terms of a Mortgage Loan pursuant to a bankruptcy proceeding.

      If on a particular Distribution Date, Available Funds for a loan group in the Certificate Account applied in the order described above under " -- Priority of Distributions Among Certificates" are not sufficient to make a full distribution of the interest entitlement on the certificates related to that loan group, interest will be distributed on each class of certificates of equal priority based on the amount of interest it would otherwise have been entitled to receive in the absence of the shortfall. Any unpaid interest amount will be carried forward and added to the amount holders of each class of certificates will be entitled to receive on the next Distribution Date. A shortfall could occur, for example, if losses realized on the Mortgage Loans in that loan group were exceptionally high or were concentrated in a particular month. Any unpaid interest amount so carried forward will not bear interest.

PRINCIPAL

      Principal Amount. On each Distribution Date, the Principal Amount for each loan group will be distributed first as principal with respect to the related senior certificates in an amount up to the related Senior Principal Distribution Amount for such loan group and second as principal of the subordinated certificates as a portion of the Subordinated Principal Distribution Amount.

      The "PRINCIPAL AMOUNT" for any Distribution Date and loan group will equal the sum of:

      (a) all monthly payments of principal due on each Mortgage Loan (other than a Liquidated Mortgage Loan) in that loan group on the related Due Date,

      (b) the principal portion of the purchase price of each Mortgage Loan in that loan group that was repurchased by a seller, the master servicer or another person pursuant to the pooling and servicing agreement as of the Distribution Date,

      (c) the Substitution Adjustment Amount in connection with any deleted Mortgage Loan in that loan group received with respect to the Distribution Date,

      (d) any insurance proceeds or liquidation proceeds allocable to recoveries of principal of Mortgage Loans in that loan group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of the Distribution Date,

      (e) with respect to each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the amount of the liquidation proceeds allocable to principal received with respect to that Mortgage Loan,

      (f) all partial and full principal prepayments by borrowers on the Mortgage Loans in that loan group received during the related Prepayment Period, and

      (g) any Subsequent Recoveries on the Mortgage Loans in that loan group received during the calendar month preceding the month of the Distribution Date, plus

      -     any Transfer Payments Received for such loan group and Distribution
            Date,

      minus

      -     any Transfer Payments Made for such loan group and Distribution
            Date.

TRANSFER PAYMENTS

      Transfer Payments due to disproportionate principal payments. On each Distribution Date prior to the earlier of the Senior Credit Support Depletion Date and the third Senior Termination Date, but after the date on which the aggregate Class Certificate Balance of the senior certificates related to a loan group has been reduced to zero, all principal on the Mortgage Loans in that loan group will be paid pro rata, based on Class Certificate Balance, to the senior certificates then outstanding relating to the other loan groups. However, principal will not be distributed as described above if on that Distribution Date (a) the Aggregate Subordinated Percentage (as defined in this free writing prospectus) for that Distribution Date is greater than or equal to 200% of the Aggregate Subordinated Percentage as of the closing date and (b) the aggregate Stated Principal Balance of all of the Mortgage Loans delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%. If principal from one loan group is distributed to the senior certificates of another loan group according to this paragraph, the subordinated certificates will not receive that principal amount on that Distribution Date.

      Transfer Payment due to disproportionate Realized Losses in one loan group. If on any Distribution Date the aggregate Class Certificate Balance of the senior certificates related to a loan group immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) (the "UNDERCOLLATERALIZED GROUP"), then the following will occur:

      - the Available Funds in each other loan group that is not an Undercollateralized Group (each, an "OVERCOLLATERALIZED GROUP") will be reduced, after distributions of interest to the senior certificates of the Overcollateralized Group, by an amount equal to one month's interest on the Transfer Payment Received by the Undercollateralized Group at the Weighted Average Adjusted Net Mortgage Rate applicable to the Undercollateralized Group and that amount will be added to the Available Funds of the Undercollateralized Group; and

      - the portion of the Available Funds in respect of principal on the Mortgage Loans in each Overcollateralized Group, after distributions of principal to the senior certificates of each Overcollateralized Group, will be distributed, to the extent of the portion of Available Funds available therefor, to the senior certificates of each Undercollateralized Group until the aggregate Class Certificate Balance of the senior certificates of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group.

      Consequently, the subordinated certificates will not receive any distributions of principal until each Undercollateralized Group is no longer undercollateralized. If more than one loan group on any Distribution Date is entitled to a Transfer Payment Received, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date is greater than the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the Due Date occurring in the month preceding the month of such Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). If more than one loan group on any Distribution Date is required to make a Transfer Payment Made, such Transfer Payments will be allocated among such loan groups, pro rata, on the basis of the Class Certificate Balances of the related senior certificates.

      On each Distribution Date, the "TRANSFER PAYMENT" for the Undercollateralized Group will equal the excess, if any, of the aggregate Class Certificate Balance of the senior certificates immediately prior to such Distribution Date related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such loan group as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date). The Transfer Payment received by the Undercollateralized Group is referred to as a "TRANSFER PAYMENT RECEIVED." The Transfer Payment made by the Overcollateralized Group is referred to as a "TRANSFER PAYMENT MADE."

      All or a portion of the distributions to the senior certificates pursuant to the transfer payment provisions described above may be made on the Distribution Date in the month following the month during which such Transfer Payment occurs (without any additional distribution of interest or earnings thereon with respect to such delay).

      Senior Principal Distribution Amount. On each Distribution Date, the Principal Amount for a loan group, up to the amount of the related Senior Principal Distribution Amount for the Distribution Date, will be distributed as principal of the following classes of senior certificates, in the following order of priority:

      -     with respect to loan group 1, in the following order of priority:

            1. to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and

            2. concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

      - with respect to loan group 2, concurrently, to the Class 2-A-1 and Class 2-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

      - with respect to loan group 3, concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

      - with respect to loan group 4, concurrently, to the Class 4-A-1 and Class 4-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

      "PREPAYMENT PERIOD" means with respect to any Distribution Date and Due Date, the period beginning on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, from December 1, 2005) and ending on the fifteenth day of the calendar month in which such Distribution Date occurs.

      "DUE DATE" means, with respect to a Mortgage Loan, the date on which scheduled payments are due on the Mortgage Loan. With respect to any Distribution Date, the related Due Date is the first day of the month in which that Distribution Date occurs.

      The "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date and loan group will equal the sum of

      - the related Senior Percentage of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

      - for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the lesser of

            - the related Senior Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date in the month preceding the month of that Distribution Date and

            - the related Senior Prepayment Percentage of the amount of the liquidation proceeds allocable to principal received on the Mortgage Loan,

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

      - the sum of the related Senior Prepayment Percentage of amounts described in clauses 6. and 7. of the definition of Principal Amount for that loan group and that Distribution Date, and

      -     any Transfer Payments Received for that loan group and Distribution
            Date;

provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Principal Distribution Amount for the remaining senior certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in the mortgage pool, as opposed to only the Mortgage Loans in the related loan group.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of the Due Date, as specified in its amortization schedule at the time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) any previous partial prepayments and liquidation proceeds and to the payment of principal due on the Due Date and irrespective of any delinquency in payment by the related borrower and (ii) liquidation proceeds allocable to principal received in the prior calendar month and prepayments of principal received through the last day of the related Prepayment Period, in each case with respect to that Mortgage Loan. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans. The "LOAN GROUP PRINCIPAL BALANCE" with respect to any loan group equals the aggregate of the Stated Principal Balances of the Mortgage Loans in that loan group.

      The "SENIOR PERCENTAGE" for any senior certificate group and Distribution Date is the percentage equivalent of a fraction, not to exceed 100%, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates of such senior certificate group immediately before that Distribution Date and the denominator of which is the aggregate of the Stated Principal Balances of the Mortgage Loans in the related loan group as of the Due Date in the prior month (after giving effect to principal prepayments received in the Prepayment Period related to such Due Date); provided, however, that on any Distribution Date after the third Senior Termination Date, the Senior Percentage of the remaining senior certificate group is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Certificate Balances of each class of senior certificates of such remaining senior certificate group immediately prior to such Distribution Date, and the denominator of which is the aggregate of the Class Certificate Balances of all remaining classes of certificates immediately prior to such Distribution Date.

      For any Distribution Date on and prior to the third Senior Termination Date, the "SUBORDINATED PERCENTAGE" for the portion of the subordinated certificates relating to a loan group will be calculated as the difference between 100% and the Senior Percentage of the senior certificate group relating to that loan group on such Distribution Date. After the third Senior Termination Date, the Subordinated Percentage will represent the entire interest of the subordinated certificates in the mortgage pool and will be calculated as the difference between 100% and the Senior Percentage for such Distribution Date.

      The "SENIOR PREPAYMENT PERCENTAGE" of any senior certificate group and Distribution Date occurring during the seven years beginning on the first Distribution Date will equal 100%. Thereafter, each Senior Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of unscheduled payments of principal will have the effect of accelerating the amortization of the senior certificates which receive these unscheduled payments of principal while, in the absence of Realized Losses, increasing the interest in the principal balance of the applicable loan group evidenced by the subordinated certificates. Increasing the respective interest of the subordinated certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinated certificates.

      The Senior Prepayment Percentage of a senior certificate group for any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinated Percentage for the Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinated Percentage for the Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for the Distribution Date

(unless on any Distribution Date the Senior Percentage of a senior certificate group exceeds the initial Senior Percentage of such senior certificate group as of the closing date, in which case the Senior Prepayment Percentage for each senior certificate group for the Distribution Date will once again equal 100%).

      The "SUBORDINATED PREPAYMENT PERCENTAGE" for a loan group as of any Distribution Date will be calculated as the difference between 100% and the related Senior Prepayment Percentage.

      Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for any loan group will occur unless both of the step down conditions listed below are satisfied with respect to each loan group:

      - the aggregate Stated Principal Balance of the Mortgage Loans in a loan group delinquent 60 days or more (including Mortgage Loans in foreclosure, real estate owned by the trust fund and Mortgage Loans the borrowers of which are in bankruptcy) (averaged over the preceding six month period), as a percentage of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group as of the cut-off date, or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates, is less than 50%, and

      - cumulative Realized Losses on the Mortgage Loans in each loan group do not exceed

            - commencing with the Distribution Date on the seventh anniversary of the first Distribution Date, 30% of (i) if such date is on or prior to the third Senior Termination Date, the Subordinated Percentage for such loan group of the aggregate Stated Principal Balances of the Mortgage Loans in that loan group, or (ii) if such date is after the third Senior Termination Date, the aggregate Class Certificate Balance of the subordinated certificates as of the closing date (in either case, the "original subordinate principal balance"),

            - commencing with the Distribution Date on the eighth anniversary of the first Distribution Date, 35% of the original subordinate principal balance,

            - commencing with the Distribution Date on the ninth anniversary of the first Distribution Date, 40% of the original subordinate principal balance,

            - commencing with the Distribution Date on the tenth anniversary of the first Distribution Date, 45% of the original subordinate principal balance, and

            - commencing with the Distribution Date on the eleventh anniversary of the first Distribution Date, 50% of the original subordinate principal balance.

      Notwithstanding the preceding paragraphs, if (x) on or before the Distribution Date in December 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 20% of the original subordinate principal balance, the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage for that Distribution Date plus 50% of the related Subordinated Percentage and (y) after the Distribution Date in December 2008, the Aggregate Subordinated Percentage is at least 200% of the Aggregate Subordinated Percentage as of the closing date, the delinquency test set forth above is satisfied and cumulative Realized Losses do not exceed 30% of the original subordinate principal balance (the "TWO TIMES TEST"), the Senior Prepayment Percentage for each loan group will equal the related Senior Percentage.

      The "SENIOR TERMINATION DATE" for a senior certificate group is the date on which the aggregate Class Certificate Balance of the senior certificates of such senior certificate group is reduced to zero.

      The "AGGREGATE SUBORDINATED PERCENTAGE" for any Distribution Date is a fraction, expressed as a percentage, the numerator of which is equal to the aggregate Class Certificate Balance of the subordinated certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans as of the Due Date occurring in the month preceding the month of the Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to such Due Date).

      If on any Distribution Date the allocation to the class or classes of senior certificates then entitled to distributions of principal would reduce the outstanding Class Certificate Balance of the class or classes below zero, the distribution to the class or classes of certificates of the related Senior Prepayment Percentage of the related principal amounts for the Distribution Date will be limited to the percentage necessary to reduce the related Class Certificate Balance(s) to zero.

      Subordinated Principal Distribution Amount for the Subordinated Certificates. On each Distribution Date and with respect to all of the loan groups, to the extent of Available Funds available therefor, the Principal Amount for each loan group, up to the amount of the Subordinated Principal Distribution Amount for each loan group for the Distribution Date, will be distributed as principal of the subordinated certificates. Except as provided in the next paragraph, each class of subordinated certificates will be entitled to receive its pro rata share of the Subordinated Principal Distribution Amount from all of the loan groups (based on its respective Class Certificate Balance), in each case to the extent of the amount available from Available Funds from all of the loan groups for distribution of principal. Distributions of principal of the subordinated certificates will be made sequentially to the classes of subordinated certificates in the order of their numerical class designations, beginning with the Class M Certificates, until their respective Class Certificate Balances are reduced to zero.

      With respect to each class of subordinated certificates (other than the class of subordinated certificates then outstanding with the highest priority of distribution), if on any Distribution Date the sum of the related Class Subordination Percentages of such class and all classes of subordinated certificates which have higher numerical class designations than such class (the "APPLICABLE CREDIT SUPPORT PERCENTAGE") is less than the Applicable Credit Support Percentage for the class on the date of issuance of the certificates (the "ORIGINAL APPLICABLE CREDIT SUPPORT PERCENTAGE"), no distribution of partial principal prepayments and principal prepayments in full from any loan group will be made to any of those classes (the "RESTRICTED CLASSES") and the amount of partial principal prepayments and principal prepayments in full otherwise distributable to the Restricted Classes will be allocated among the remaining classes of subordinated certificates, pro rata, based upon their respective Class Certificate Balances, and distributed in the sequential order described above.

      The "CLASS SUBORDINATION PERCENTAGE" with respect to any Distribution Date, for each class of subordinated certificates, will equal the fraction (expressed as a percentage) the numerator of which is the Class Certificate Balance of the class of subordinated certificates immediately before the Distribution Date and the denominator of which is the aggregate of the Class Certificate Balances of all classes of certificates immediately before such Distribution Date.

      On the date of issuance of the certificates, the characteristics listed below are expected to be as follows:

                                  Beneficial Interest     Initial Credit      Original Applicable Credit
                                     in Trust Fund       Enhancement Level         Support Percentage
                                  -------------------    -----------------    --------------------------
Senior Certificates.....                93.50%                 6.50%                      N/A
Class M.................                 2.55%                 3.95%                     6.50%
Class B-1...............                 1.35%                 2.60%                     3.95%
Class B-2...............                 0.90%                 1.70%                     2.60%
Class B-3...............                 0.75%                 0.95%                     1.70%
Class B-4...............                 0.55%                 0.40%                     0.95%
Class B-5...............                 0.40%                 0.00%                     0.40%

For purposes of calculating the Applicable Credit Support Percentages of the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation than each other class of subordinated certificates.

      The "SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT" for any loan group and Distribution Date will equal the sum of

            - the related Subordinated Percentage for that loan group of all amounts described in clauses 1. through 4. of the definition of Principal Amount for that loan group and that Distribution Date,

            - for each Mortgage Loan in that loan group that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, the liquidation proceeds allocable to principal received on the Mortgage Loan, after application of the amounts pursuant to the second bulleted item of the definition of Senior Principal Distribution Amount for that loan group up to the related Subordinated Percentage of the Stated Principal Balance of the Mortgage Loan as of the Due Date occurring in the prior month, and

            - the related Subordinated Prepayment Percentage for that loan group of the amounts described in clauses 6. and 7. of the definition of Principal Amount for that loan group and that Distribution Date minus

            -     any Transfer Payments Made for that loan group.

      On any Distribution Date after the third Senior Termination Date, the Subordinated Principal Distribution Amount will not be calculated by loan group but will be calculated pursuant to the formula set forth above based on the applicable Subordinated Percentage or Subordinated Prepayment Percentage, as applicable, for the subordinated certificates for such Distribution Date with respect to all of the Mortgage Loans in the mortgage pool as opposed to the Mortgage Loans only in the related loan group.

      Residual Certificates. The Class A-R Certificates will remain outstanding for so long as the trust fund shall exist, whether or not they are receiving current distributions of principal or interest. In addition to distributions of interest and principal as described above, on each Distribution Date, the holders of the Class A-R Certificates will be entitled to receive certain amounts as described in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for that distribution.

ALLOCATION OF LOSSES

      The "SENIOR CREDIT SUPPORT DEPLETION DATE" is the date on which the aggregate Class Certificate Balance of the subordinated certificates has been reduced to zero.

      On each Distribution Date, the amount of any Realized Loss with respect to any loan group will be allocated first to the subordinated certificates, in the reverse order of their numerical class designations (beginning with the class of subordinated certificates then outstanding with the highest numerical class designation), in each case until the Class Certificate Balance of the respective class of certificates has been reduced to zero and second to the senior certificates of the related senior certificate group, pro rata, based upon their respective Class Certificate Balances, except that any Realized Losses that would otherwise be allocated to the Class 1-A-1, Class 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates, respectively, will instead be allocated to the Class 1-A-2, Class 2-A-2, Class 3-A-2 and Class 4-A-2 Certificates, respectively, until their respective Class Certificate Balances are reduced to zero.

      For purposes of allocating losses to the subordinated certificates, the Class M Certificates will be considered to have a lower numerical class designation than each other class of subordinated certificates.

      Because principal distributions are paid to some classes of certificates before other classes of certificates, holders of the certificates that are entitled to receive principal later bear a greater risk of being allocated Realized Losses on the Mortgage Loans than holders of classes that are entitled to receive principal earlier.

      In general, a "REALIZED LOSS" means, for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of liquidation proceeds applied to the principal balance of the Mortgage Loan.

      A "LIQUIDATED MORTGAGE LOAN" is a defaulted Mortgage Loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries, net of reimbursable expenses, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a month prior to the month of the receipt of such recoveries.


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